EXHIBIT 10.1

                           CERTIFICATE OF DESIGNATION
                        OF RIGHTS AND PREFERENCES OF THE
                     SERIES A CONVERTIBLE PREFERRED STOCK OF
                         TOP SOURCE TECHNOLOGIES , INC.


         I, William C. Willis, Jr., President, of Top Source Technologies, Inc. a corporation organized and existing under the laws of the state of Delaware (hereinafter the "Corporation"), DO HEREBY CERTIFY:

FIRST:

That pursuant to authority expressly granted and vested in the Board of Directors of said Corporation under Section 151 of the Delaware General Corporation Law and the provisions of the corporation=s Certificate of Incorporation, said Board of Directors, on May 4th, 1998, adopted the following resolution setting forth the designations, powers, preferences and rights of its Convertible Preferred Stock as set out in this Certificate of Designation.

RESOLVED:         That the  designations,  powers,  preferences and rights of the Series A 5% Convertible Preferred Stock be, and they hereby are, as set forth below:


1.       Number of Shares of Series A Convertible Preferred Stock.

The Corporation hereby authorizes the issuance of up to 2,500 (two thousand, five hundred) shares of Series A Convertible Preferred Stock par value $.10 per share (the APreferred Stock@). Each share of Preferred Stock shall have a value equal to $1,000.00 (one thousand dollars) (the AStated Value@). This Preferred Stock shall pay an annual dividend of 5%, payable quarterly on each subsequent June 30th, (pro-rated for the first payment based upon the number of days from issuance to June 30th) September 30th, December 31st and March 31st, and shall be payable in cash or shares of Common Stock at the Corporation=s option, the Corporation shall pay the dividend within ten (10) business days of the quarterly dates. The Corporation may pay the dividend in shares upon conversion, and the number of shares paid shall be calculated pursuant to Section 5(a) of this Certificate of Designation.

Any outstanding Preferred Stock shall be converted automatically on the terms pursuant to Section 5(a) of this Certificate of Designation, two (2) years from the date of issue.

2.       Voting.

(a) Except as provided by law, by the provisions of Subparagraph 2(b) below, holders of Preferred Stock (the AHolders@) shall not have the right to vote on any matter affecting the Corporation.

(b) The Corporation shall not amend, alter or repeal the preferences, special rights or other powers of the Preferred Stock so as to affect adversely the Preferred Stock, without the written consent or affirmative vote of the Holders of at least a two thirds majority of the then outstanding shares of Preferred Stock to be affected by amendment, alteration or repeal, given in writing or by vote at a meeting, consenting or voting (as the case may be,) separately as a class. For this purpose, without limiting the generality of the foregoing, the authorization or issuance of any series of preferred stock with preference or priority over or on a parity with the Preferred Stock as to the right to receive either dividends or amounts distributable upon liquidation, dissolution or winding up of the Corporation shall not be deemed to affect adversely the designated class of Preferred Stock.

3.       Liquidation.

In the event of a voluntary or involuntary dissolution, liquidation, or winding up of the Corporation, the Holders of Preferred Stock shall be entitled to receive out of the assets of the Corporation legally available for distribution to holders of its capital stock, before any payment or distribution shall be made to holders of Common Stock or any other class of stock ranking junior to the Preferred Stock, the Stated Value per share plus any accrued and unpaid dividends. If upon such liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the assets to be distributed among the Holders of Preferred Stock shall be insufficient to permit payment to the Holders of Preferred Stock of the amount distributable as aforesaid, then the entire assets of the Corporation to be so distributed shall be distributed ratably among the Holders of Preferred Stock. Upon any such liquidation, dissolution or winding up of the Corporation, after the Holders of Preferred Stock shall have been paid in full the amounts to which they shall be entitled, the remaining net assets of the Corporation may be distributed to the Holders of stock ranking on liquidation junior to the Preferred Stock. Written notice of such liquidation, dissolution or winding up, stating a payment date, the amount of the liquidation payments and the place where said liquidation payments shall be payable, shall be given by mail, postage prepaid or by telex or facsimile to non-U.S. residents, not less than 10 days prior to the payment date stated therein, to the Holders of record of Preferred Stock, such notice to be addressed to each such Holder at its address as shown by the records of the Corporation. For purposes hereof the Common Stock, shall rank on liquidation junior to the Preferred Stock.

4.       Restrictions.

The Corporation will not modify the terms of the Preferred Stock at any time when shares of Preferred Stock are outstanding, without the approval of the Holders of at least a two thirds majority of the then outstanding shares of Preferred Stock given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a series, except where the vote or written consent of the Holders of a greater number of shares of the Corporation is required by law or by the Corporation's Certificate of Incorporation, as amended, provided, however, that pursuant to the power granted to them in the Corporation=s Certificate of Incorporation, the Corporation=s Board of Directors may, without approval of any of the Holders of the Preferred Stock, resolve to:
(i) increase the number of shares of the Preferred Stock issuable under this Certificate of Designation, or (ii) decrease the number of shares of Preferred Stock issuable under this Certificate of Designation to the number of shares of Preferred Stock then outstanding.

5.       Optional Conversion.

The Holders of shares of Preferred Stock shall have the following conversion rights:

(a) Right to Convert: Conversion Price. Subject to the terms, conditions, and restrictions of this Section 5, the Holder of any share or shares of Preferred Stock shall have the right to convert each such share of Preferred Stock into a number of shares of Common Stock equal to the Stated Value of the Preferred Stock plus all accrued but unpaid dividends of such share or shares of Preferred Stock divided by the AConversion Price@ which shall be equal to the lesser of
(a) (i) 85 % of the average closing bid price of the Common Stock (the "Average Closing Price"), during the period of five trading days immediately preceding the date of conversion (the "Conversion Date") for conversions prior to 120 days after the date the Private Securities Subscription Agreement was duly executed by all parties (the Closing Date), (ii) 83% of the Average Closing Price during the period of five (5) trading days immediately preceding the Conversion Date for conversions 121 - 150 days after the Closing Date, (iii) 80% of the Average Closing Price during the period of five (5) trading days immediately preceding the Conversion Date for conversions 151 days after the Closing Date, and subsequent, or (b) $1.10 per share of Common Stock.

(b) Conversion Dates. The Holder of any share or shares of Preferred Stock may convert such shares cumulatively after ninety (90) days subsequent to the Closing Date, pursuant to the following restrictions:

         (a) up to 25% of the outstanding Stated Value of the Preferred Stock 90 days after the Closing Date; (b) up to 50% of the outstanding Stated Value of the Preferred Stock 120 days after the Closing Date; (c) up to 75% of the outstanding Stated Value of the Preferred Stock 150 days after the Closing Date; (d) up to 100% of the outstanding Stated Value of the Preferred Stock 180 days after the Closing Date;

(c) Conversion Notice. The right of conversion shall be exercised by the Holder thereof by telecopying or faxing an executed and completed written notice (the "Conversion Notice") attached as Exhibit 1 to this Certificate of Designation, to the Corporation that the Holder elects to convert a specified number of shares of Preferred Stock representing a specified Stated Value thereof into Common Stock and by delivering the original Conversion Notice and a certificate or certificates of Preferred Stock being converted to the Corporation at its principal office (or such other office or agency of the Corporation as the Corporation may designate by notice in writing to the Holders of the Preferred Stock), together with a statement of the name or names (with address) in which the certificate or certificates for shares of Common Stock shall be issued. The business date indicated on a Conversion Notice which is telecopied to and received by the Corporation in accordance with the provisions hereof shall be deemed a Conversion Date. The Conversion Notice shall include therein the Stated Value of shares of Preferred Stock to be converted, and a calculation (a) of the Average Closing Bid Price, (b) the Conversion Price, and (c) the number of shares of Common Stock to be issued in connection with such conversion. The Corporation shall have the right to review the calculations included in the Conversion Notice, and shall provide notice of any discrepancy or dispute therewith within one (1) business day of the receipt thereof. The Holder shall deliver to the Corporation an original Notice of Conversion and the original Preferred to be converted within three (3) business days from the date of the Notice of Conversion. Whenever this Certificate of Designation refers to the delivery of Preferred Stock or conversion of Preferred Stock or the redemption of Preferred Stock such delivery, conversion or redemption shall not be completed until the Holder delivers an executed stock power containing either a medallion or a broker guarantee. The failure to mention the stock power herein shall not create an implication to the contrary.

(d) Issuance of Certificates - Time Conversion Effected. Promptly, but in no event more than three (3) business days after the receipt of the Conversion Notice referred to in Subparagraph (5)(c) and surrender of the certificate or certificates for the share or shares of Preferred Stock to be converted, the Corporation shall issue and deliver, or cause to be issued and delivered, to the Holder, unlegended and unrestricted shares of Common Stock, registered in such name or names as such Holder may direct, a certificate or certificates for the number of whole shares of Common Stock into which such shares of Preferred Stock are converted. Such conversion shall be deemed to have been effected as of the close of business on the date on which such Conversion Notice shall have been received by the Corporation, and the rights of the Holder of such share or shares of Preferred Stock shall cease, at such time, and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the Holder or Holders of record of the shares represented thereby. Issuance of shares of Common Stock issuable upon conversion which are requested to be registered in a name other than that of the registered Holder shall be subject to compliance with all applicable federal and state securities laws.

(e) Penalty for Late Delivery. The Corporation shall pay to the Holders a Late Delivery Penalty, which is defined as liquidated damages of $10.00 per $1,000.00 Stated Value of Preferred Stock for every day subsequent to five (5) business days after (the later of ) (i) the receipt of an original Conversion Notice and
(ii) the receipt of the original certificate or certificates representing the share or shares of Preferred Stock, that the Corporation fails to deliver the Common Stock to the Holder. The Corporation shall not be liable for a Late Delivery Penalty if the original Conversion Notice is incomplete or inaccurately filled out or a strike, power failure, weather conditions, terrorist act, an act of war, or an act of God delays delivery, provided the Corporation has made good faith efforts to effect timely delivery. Further, in the event of a Late Delivery Penalty, the number of shares of Common Stock issued upon conversion pursuant to Section 5(a) shall be adjusted and calculated at an amended conversion price to reflect any five (5) trading day period as selected by the Holder commencing on the Closing Date and ending on the date of delivery of the shares of Common Stock to the Holder (Amended Conversion Price).

(f) Penalty for Late Registration. In the event that the registration statement filed by the Corporation pursuant to the Registration Rights Agreement, Exhibit B, is not declared effective by the Securities and Exchange Commission within ninety (90) days after the Closing Date, the Holder, in addition to all other rights pursuant to the Registration Rights Agreement, Exhibit B, shall have the right to convert the Preferred Stock outstanding pursuant to the Amended Conversion Price.

(g) Fractional Shares. No fractional shares shall be issued upon conversion of any Preferred Stock into Common Stock. All fractional shares shall be rounded down to the nearest whole share. In case the number of shares of Preferred Stock represented by the certificate or certificates surrendered pursuant to Subparagraph 5(a) exceeds the number of shares converted, the Corporation shall, upon such conversion, execute and deliver to the Holder, at the expense of the Corporation, a new certificate or certificates for the number of shares of Preferred Stock represented by the certificate or certificates surrendered which are not to be converted.

(h) Reorganization or Reclassification. If any capital reorganization or reclassification of the capital stock of the Corporation shall be effected in such a way that Holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition of such reorganization or reclassification, lawful and adequate provisions shall be made whereby each Holder of a share or shares of Preferred Stock shall thereupon have the right to receive, upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock immediately theretofore receivable upon the conversion of such share or shares of Preferred Stock, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such Common Stock immediately theretofore receivable upon such conversion had such reorganization or reclassification not taken place, and in any such case appropriate provisions shall be made with respect to the rights and interests of such Holder to the end that the provisions hereof (including without limitation provisions for adjustments of the conversion rights) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise of such conversion rights.

(i) Adjustments for Splits, Combinations, etc., The Conversion Price and the number of shares of Common Stock into which the Preferred Stock shall be convertible shall be adjusted for stock splits, combinations, or other similar events. Additionally, an adjustment will be made in the case of an exchange of Common Stock, consolidation or merger of the Corporation with or into another corporation or sale of all or substantially all of the assets of the Corporation in order to enable the Holder of Preferred Stock to acquire the kind and the number of shares of stock or other securities or property receivable in such event by a Holder of the Preferred Stock of the number of shares that might otherwise have been issued upon the conversion of the Preferred Stock. No adjustment to the Conversion Price will be made for dividends (other than stock dividends), if any, paid on the Common Stock or for securities issued for fair value.

(j) Mandatory Conversion. All outstanding shares of Preferred Stock will automatically convert to Common Stock pursuant to the formula set forth in
Section 5 two (2) years from the date of issuance.

6.       Assignment.

Subject to all applicable restrictions on transfer, the rights and obligations of the Corporation and the Holder of the Preferred Stock shall be binding upon and benefit the successors, assigns, heirs, administrators, and transferees of the parties.

7. Shares to be Reserved.

The Corporation, upon the effective date of this Certificate of Designation, has a sufficient number of shares of Common Stock available to reserve for issuance upon the conversion of all outstanding shares of Preferred Stock, pursuant to the terms and conditions set forth in Section 5. The Corporation will at all times reserve and keep available out of its authorized Common Stock, solely for the purpose of issuance upon the conversion of Preferred Stock as herein provided, such number of shares of Common Stock as shall then be issuable upon the conversion of all outstanding shares of Preferred Stock. The Corporation covenants that all shares of Common Stock which shall be so issued shall be duly and validly issued, fully paid and non assessable. The Corporation will take all such action as may be required, if the total number of shares of Common Stock issued and issuable after such action upon conversion of the Preferred Stock would exceed the total number of shares of Common Stock then authorized by the Corporation's Certificate of Incorporation, as amended, in order to increase the number of authorized shares of Common Stock to a number sufficient to permit conversion of the Preferred Stock.

8(a).    Redemption.

The Corporation may redeem the Preferred Stock at any time, in whole or in part, prior to the submission of a Conversion Notice at one hundred and twenty percent (120%) of the Stated Value of the Preferred Stock plus all accrued and unpaid dividends. To redeem Preferred Stock, the Corporation shall deliver notice to the Holders, provided, however, that the Corporation may not redeem Preferred Stock after a Notice of Conversion has been delivered by the Holder.

8(b) Mechanics and Effect of Redemption. As promptly as practicable after receiving notice of the Corporation's election to redeem the Preferred Stock (but in no case later than three (3) business days thereafter), the Holder, at its expense, shall surrender the Preferred Stock to the Corporation, duly endorsed with medallion guarantees, at the principal offices of the Corporation. The Corporation shall make the redemption payment within five (5) business days after the Corporation delivers to the Holder notice of redemption (Redemption Payment Date). Dividends shall continue to accrue on the Preferred Stock until the Redemption Payment Date. If the Preferred Stock is to be redeemed in part, then upon surrender of the Preferred Stock, the Corporation shall deliver to the Holder a new certificate of Preferred Stock in the aggregate principal amount equal to the unredeemed portion thereof. If the Corporation falls to make payment, by cheque drawn on an United States commercial bank, in cash to the Holder, in full by the Redemption Payment Date, the Corporation shall forfeit its rights of redemption pursuant to Section 8 in relation to the redemption made and all future redemptions.

9.       No Reissuance of Series A Convertible Preferred Stock.

Shares of Preferred Stock which are converted into shares of Common Stock as provided herein shall not be reissued.

10.      Closing of Books.

The Corporation will at no time close its transfer books against the transfer of any Preferred Stock or of any shares of Common Stock issued or issuable upon the conversion of any shares of Preferred Stock in any manner which interferes with the timely conversion of such Preferred Stock, except as may otherwise be required to comply with applicable securities laws.

11.      Definition of Common Stock.

As used in this Certificate of Designation, the term "Common Stock" shall mean and include the Corporation's authorized Common Stock, as constituted on the date of filing of these terms of the Preferred Stock, and shall also include any capital stock of any class of the Corporation thereafter authorized which shall neither be limited to a fixed sum or percentage of par value in respect of the rights of the Holders thereof to participate in dividends nor entitled to a preference in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the corporation; provided that the shares of Common Stock receivable upon conversion of shares of Preferred

Stock shall include only shares designated as Common Stock of the Corporation on the date of filing of this instrument, or in case of any reorganization, reclassification, or stock split of the outstanding shares thereof, the stock, securities or assets provided for hereof.

The said determination of the designation, preferences and relative, participating, optional or other rights, and the qualifications, limitations or restrictions thereof, relating to the Preferred Stock was duly made by the Board of Directors pursuant to the provisions of the Corporation=s Certificate of Incorporation and in accordance with the provisions of the Delaware General Corporation Law.

12.      Delivery

Except as provided in Section 5(c), all notices and deliveries contemplated hereunder shall be by Federal Express or other overnight delivery service with delivery required by the morning of the next business day. Delivery shall be complete when the Stock Certificates are issued by the Corporation=s stock transfer agent and delivered to Federal Express or other overnight delivery service.

IN WITNESS HEREOF, this Certificate of Designation has been signed by:

William C. Willis, Jr., President, on this _____ day of May, 1998.





------------------------------------------
William C. Willis, Jr., President
TOP SOURCE TECHNOLOGIES, INC.

                                  REGULATION D

                    PRIVATE SECURITIES SUBSCRIPTION AGREEMENT

                          TOP SOURCE TECHNOLOGIES, INC.


         THIS PRIVATE SECURITIES SUBSCRIPTION AGREEMENT (hereinafter "Agreement") has been executed by the undersigned in connection with the purchase in a private placement pursuant to Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act") of up to 2,500 shares of certain 5% Series A Convertible Preferred Stock, par value $0.10, (hereinafter the "Preferred"), convertible into shares of common stock, par value $.001 per share (hereinafter "Common Stock") and certain Common Stock Purchase Warrants (hereinafter called "Warrants"), from Top Source Technologies, Inc., 7108 Fairway Drive, Suite 200, Palm Beach Gardens, Florida, 33418, USA, a Company organized under the laws of Delaware (hereinafter the "Company") by Gundyco In Trust for RRSP 550-98866-19, organized under the laws of Canada, (hereinafter "Buyer"). Such shares of Common Stock issuable upon conversion of the Preferred and exercise of the Warrants are referred to hereinafter collectively as the "Shares". The Company and Buyer (hereinafter collectively the "Parties") each hereby represents, warrants and agrees as follows:

1.       AGREEMENT TO SUBSCRIBE;  PURCHASE PRICE:

(i) Buyer hereby subscribes for up to 750 shares of Preferred as set out in the Certificate of Designation, Exhibit A, attached, to, and forming an integral part of this Agreement at a purchase price per share of $1,000 USD (the "Stated Value"). Buyer shall on the date this Agreement is duly executed by all parties (the Closing Date), subscribe for 300 shares of Preferred for an aggregate consideration of $300,000 USD. The Buyer shall, following the effective date (Effective Date) of the Company's registration statement, referred to in the Registration Rights Agreement, Exhibit B, purchase, and the Company shall sell an additional 450 shares of Preferred in three (3) equal tranches of 150 shares of Preferred pursuant to the Certificate of Designation. The dates of purchase and csale ("Purchase Date") of each of the three (3) subsequent tranches of Preferred shall be:



                  (a) 90 days after the Effective Date; (b) 150 days after the Effective Date; (c) 210 days after the Effective Date.

The Buyer's subsequent purchase of Preferred, in each tranche, is conditional upon the following Subsequent Conditions as defined in sub-paragraphs (a), (b) and, (c):

(a) The Common Stock for the twenty (20) trading days prior to the date of purchase of each tranche closes at an average bid price of not less than one dollar ($1.00) per share;

(b) The average daily sales volume for the twenty (20) trading days prior to the date of purchase of each tranche is not less than forty thousand (40,000) shares; and

(c) The Company is not in default of any terms and conditions as set out in this Agreement.

The Subsequent Conditions may be waived by the Buyer, and if waived, the Buyer shall purchase any number of Preferred up to 150 in each tranche.

If the Subsequent Conditions occur, and the Buyer fails to purchase the Preferred within thirty (30) days of the Purchase Date of each subsequent tranche, the Buyer shall forfeit its rights under the Certificate of Designation.

(ii) Buyer shall on or before the Closing Date execute a copy of the Registration Rights Agreement (the "Registration Rights Agreement") substantially in the form attached as Exhibit "B" to and forming an integral part of this Agreement;

(iii) Buyer will receive Warrants to purchase fifty six thousand, two hundred and fifty (56,250) Shares substantially in the form attached as Exhibit C to and forming an integral part of this Agreement. The Warrants will be issued at an exercise price of $1.10 and will expire three (3) years after the Closing Date;

(iv) The Company shall within thirty (30) days of the Closing Date, file with the Securities and Exchange Commission (the "Commission"), a registration statement under the Securities Act covering the registration of all the Buyer's Shares issuable upon conversion of the Preferred and exercise of the Warrants ("Registrable Securities").

2.       BUYER'S REPRESENTATIONS

         Buyer represents and warrants as follows:

(i) Such Buyer has full power and authority to enter into this Agreement and the Registration Rights Agreement, (collectively, the "Transaction Documents") and that the Transaction Documents, when executed and delivered will constitute a valid and legally binding obligation of Buyer in accordance with their terms, subject to (A) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws now or hereafter in effect relating to creditors' rights and (B) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceedings therefor may be brought.

(ii) This Agreement is made by the Company in reliance upon Buyer's representation to the Company, which by such Buyer's execution of this Agreement Buyer hereby confirms, that the Preferred and Warrants to be purchased by Buyer and the Common Stock issuable upon conversion and exercise thereof (collectively, the "Securities") will be acquired for investment for Buyers own account, not as a nominee, and not with a view to the resale or distribution of any part thereof. By execution of this Agreement, Buyer further represents that Buyer does not have any contract, undertaking, agreement or arrangement with any person, to sell, transfer or grant participation to such person or to any third person, with respect to any of the Securities.

(iii) Buyer is not a company, syndicate, partnership or other form of incorporation entity or Company created solely to permit the purchase of the Securities by a group of individuals whose individual share in the aggregate acquisition cost of the Securities is less than $150,000 and Buyer is not purchasing the Securities as a result of an advertisement of the Securities, including an advertisement in printed media of general and regular paid circulation, radio or television, or a result of any general solicitation. The Buyer has a pre-existing relationship with the placement agent.

(iv) The Buyer understands that the Securities may not be sold, transferred or otherwise disposed of without registration under the Securities Act or an exemption therefrom.

(v) The Buyer has been furnished with and has read the Company's reports, Forms 10-K and 10-Q, filed with the Commission and proxy or information statements filed, (collectively, with exhibits thereto, hereinafter referred to as the "Reports"). In addition, the Buyer has received from the Company such other information concerning its operations, financial condition and other matters as the Buyer has requested, and considered all factors the Buyer deems material in deciding on the advisability of investing in the Securities (such information in writing is collectively, the "Other Written Information").

(vi) The Buyer is an "accredited investor", as such term is defined in Regulation D promulgated by the Commission under the Act, is experienced in investments and business matters, has made investments of a speculative nature and has purchased securities of United States publicly-owned companies in the past and, with its representatives, has such knowledge and experience in financial, tax and other business matters as to enable the Buyer to utilize the information made available by the Company to evaluate the merits and risks of and to make an informed investment decision with respect to the proposed purchase, which represents a speculative investment. The Buyer has the authority and is duly and legally qualified to purchase and own the Securities and is in compliance with both federal and provincial Canadian law.

3.       COMPANY'S REPRESENTATIONS

         Company represents and warrants as follows:

(i) The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware, and has all requisite corporate power and authority to carry on its business as now conducted and as currently proposed to be conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on the business or the properties of the Company and its subsidiaries taken as a whole. To its knowledge, the Company is not the subject of any pending, threatened or contemplated investigation or administrative or legal proceedings by the Internal Revenue Service or the taxing authorities of any State of local jurisdiction or any other government entity.

(ii) The Company has not conducted any general solicitation or general advertising with respect to any of the Securities offered hereby.

(iii) The Certificate of Designation, when executed and delivered pursuant to the terms of this Agreement, will have been duly authorized and executed and the Preferred, when issued and delivered will be fully paid and non assessable, will constitute valid and legally binding obligations of the Company in accordance with their terms, subject to (A) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws now or hereafter in effect relating to creditors' rights and (B) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceedings therefor may be brought.

(iv) The Shares, when issued and delivered upon conversion of the Preferred, or exercise of the Warrants in accordance with their terms, will be duly and validly authorized and issued fully paid and non assessable and will not subject the Buyers thereof to personal liability by reason of being such Buyers. There are no preemptive rights of any shareholder of the Company with respect to the Shares contained in the Company's Certificate of Incorporation or any agreement to which the Company is a party.

(v) The Certificate of Designation and Warrants, have been duly authorized, validly executed and delivered on behalf of the Company and each is a valid and binding agreement of the Company in accordance with its terms and subject to (A) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws new or hereafter in effect relating to creditors' rights and (B) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable deficiencies and to the discretion of the court before which any proceedings thereafter may be brought.

(vi) The execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement do not and will not conflict with or result in a breach by the Company of any of the terms or provisions of, or constitute a default under, the Certificate of Incorporation (or charter) or By-Laws of the Company, or any indenture, mortgage, deed of trust or other material agreement or instrument to which the Company is a party or by which it or any of its proprietors or agents are bound, or any existing applicable decree, judgment or order of any court, federal or state regulatory body, administrative agency or governmental body having jurisdiction over the Company or any of it properties or assets.

(vii) No authorization, approval or consent of or filing with any federal, state or local governmental body of the United States, is legally required for the issuance and sale of the Preferred and (provided no commission or other remuneration is paid or given directly or indirectly by the Company for soliciting such conversion) the issuance of the Shares upon conversion of the Preferred in accordance with their terms, as contemplated by this Agreement, except the filing of a Form D with the Commission.

(viii) To the best of the Company's knowledge, after reasonable investigation, the information contained in the Company's reports and proxy statements, as filed with the Commission does not contain any untrue statement of material fact or omit any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made not misleading. Since December 31, 1997, there has been no material adverse development in the business, properties, operations, financial condition or results of operations of the Company.

(ix) The Company will issue one or more certificates representing the Preferred in the name of Buyer in such denominations to be specified by Buyer prior to closing and will issue one or more certificates representing the Shares in such denominations to be specified by the Buyer upon conversion of the Preferred. The Company further warrants that the Preferred and the Shares shall be transferable on the books and records of the Company as and to the extent provided in the Transaction Documents, subject to compliance with federal and state securities laws, as well as Canadian federal and provincial securities laws.

(x) The Company is not involved in any litigation which if determined adversely to the Company, could reasonably be expected to have a material adverse effect upon the Company's financial position.

(xi) The Company is eligible to register with the Securities and Exchange Commission, the Common Stock for resale on Form S-3.

(xii) No other persons or entities currently hold registration rights except certain purchasers of 9% Senior Subordinated Convertible Notes dated as of June 9, 1995.

(xiii) The Company, as of May 5, 1998, has 28,724,177 shares of Common Stock outstanding, and has 50,000,000 shares of Common Stock authorized.

(xiv) So long as a Buyer beneficially owns any Preferred or Warrants, the Company shall maintain its corporate existence in good standing under the laws of the jurisdiction in which it is incorporated and, except as required by the Loan and Security Agreements entered into on July 1, 1997 and related agreements among Nations Credit Commercial Corporation, the Company, Top Source Automotive Inc. and Top Source Instruments Inc., or any replacement financial with institutional lender, shall not pledge, sell, or hypothecate all the assets of the Company, except in the event of a merger or consolidation or sale of all or substantially all of the Company's assets where (a) the surviving or successor entity in such transaction (i) assumes the Company's obligations hereunder and under the agreements and instruments entered into in connection herewith and
(ii) is a publicly traded Company or (b) the consideration paid for the outstanding securities of the Company is solely in the form of cash.

(xv) The Company will conduct its business in compliance with all applicable laws, rules and regulations of the jurisdictions in which it is conducting business (including without limitation, all applicable local, state and federal environmental laws and regulations), except where the failure to comply with such laws, rules or regulations would not have a material adverse effect, on the Company and its subsidiaries taken as a whole.

(xvi) The Company shall maintain liability, casualty and other insurance with responsible insurance companies against such risk of the types and in the amounts customarily maintained by companies of comparable size, and business to the Company.

(xvii) Except as set forth in the Company's reports filed with the Commission, the Company is not in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust or other material instrument or agreement to which it is a party or by which it or its property is bound, and neither the execution of, nor the delivery by the Company of, nor the performance by the Company of its obligations under this Agreement or the Preferred, or the conversion provision thereof, will conflict with or result in the breach or violation of any of the terms or provisions of, or constitute a default or result in the creation or imposition of any lien or charge on any assets or properties of the Company under, (i) any material indenture, mortgage, deed of trust or other material agreement applicable to the Company or instrument to which the Company is a party or by which it is bound, (ii) any statute applicable to the Company or its property, (iii) the Certificate of Incorporation or By-Laws of the Company, (iv) any decree , judgment, order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company regulation of any court or governmental agency or body having jurisdiction over the Company or its properties, or (v) the Company's listing agreement for its Shares.

4.       RESERVATION OF SHARES

The Company shall at all times have authorized, and reserved for the purpose of issuance sufficient number of Shares to provide for the full conversion of the outstanding Preferred and issuance of the Shares in connection therewith (based on the conversion price of the Preferred in effect from time to time) and the full exercise of the Warrants and (based upon the exercise price of the Warrants in effect from time to time). The Company shall not reduce the number of Shares without the consent of each Buyer, which consent will not be unreasonably withheld. The Company shall use its best efforts at all times to maintain the number of Shares so reserved for issuance at no less than two (2) times the number that is then actually issuable upon full conversion of the Preferred and full exercise of the Warrants (based on the conversion price of the Preferred or exercise price of the Warrants in effect from time to time). If at any time the number of Shares authorized and reserved for issuance is below the number of Shares issued and issuable upon conversion of the Preferred (based on the conversion price of the Preferred and exercise price of the Warrants then in effect), the Company will, forthwith, take all corporate action necessary to authorize and reserve a sufficient number of Shares, including, without limitation, immediately calling a special meeting of stockholders.

If, at any time a Buyer submits a notice of conversion ("Conversion Notice") and the Company does not have sufficient authorized but unissued Shares available to effect, in full, a conversion of the Shares (a "Conversion Default", the date of such default being referred to herein as the "Conversion Default Date"), the Company shall issue to the Buyer all of the Shares which are available, and the Conversion Notice as to any Shares requested to be converted but not converted (the "Unconverted Shares"), upon Buyer's sole option, may be deemed null and void. The Company shall provide notice of such Conversion Default ("Notice of Conversion Default") to all existing Buyers of outstanding Shares, by facsimile, within one (1) business day of such default (with the original delivered by overnight courier), and the Buyer shall give notice to the Company by facsimile within five business days of receipt of the original Notice of Conversion Default (with the original delivered by overnight or courier) of its election to either nullify or confirm the Conversion Notice.

The Company agrees to pay to all Buyers of outstanding Shares payments for a Conversion Default ("Conversion Default Payments") in the amount of (N/365) x (.24) x the initial issuance price of the outstanding and/or tendered but not converted Preferred held by each Buyer where N = the number of days from the Conversion Default Date to the date (the "Authorization Date") that the Company authorizes a sufficient number of Shares to effect conversion of all remaining Shares. The Company shall send notice ("Authorization Notice") to each Buyer of outstanding Shares that additional Shares have been authorized, the Authorization Date and the amount of Buyer's accrued Conversion Default Payments. The accrued Conversion Default shall be paid in cash or shall be convertible into Shares, at the Buyer's option, payable as follows: (i) in the event Buyer elects to take such payment in cash, cash payments shall be made to such Buyer of outstanding Shares by the fifth day of the following calendar month, or (ii) in the event Buyer elects to take such payment in Shares, the Buyer may convert such payment amount into Shares at the conversion rate set forth in the Certificate of Designation.

The Company acknowledges that its failure to maintain a sufficient number of authorized but unissued Shares to effect in full a conversion of the Shares will cause the Buyer to suffer damages in an amount that will be difficult to ascertain. Accordingly, the parties agree that it is appropriate to include in this Agreement a provision for liquidated damages. The parties acknowledge and agree that the liquidated damages provision set forth in this section represents the parties' good faith effort to quantify such damages and, as such, agree that the form and amount of such liquidated damages are reasonable and will not constitute a penalty. The payment of liquidated damages shall not relieve the Company from its obligations to deliver the Shares pursuant to the terms of this Agreement.

Nothing herein shall limit the Buyer's right to pursue actual damages or cancel the Conversion Notice for the Company's failure to maintain a sufficient number of authorized Shares. The Company shall in the event of a Conversion Default, no later than ten (10) days, after a Conversion Default, take all the required procedures to authorize sufficient Shares to comply with a Conversion Notice.

  5.     Listing

The Company shall timely secure the listing of the Shares upon the American Stock Exchange or such national securities exchange or automated quotation system, if any, upon which Shares are then listed (subject to official notice of issuance). The Company will use its best efforts to maintain the listing and trading of its Common Stock on the American Stock Exchange or other national securities exchange or automated quotation system and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the American Stock Exchange or such exchanges or quotation systems, as applicable. The Company shall promptly provide to the Buyer copies of any notices it receives regarding the continued eligibility of the Common Stock for listing on the American Stock Exchange or other principal exchange or quotation system on which the Common Stock is then listed or traded.

6.       Instructions to Transfer Agent

The Company shall on the date the registration statement registering the Shares underlying the Preferred and Warrants is declared effective by the Commission instruct its Transfer Agent to issue, upon receipt by the Company of a Conversion Notice from the Buyer, the required number of Shares, subject to the Conversion Notice. The Company shall, as soon as the Shares, subject to the Conversion Notice are sold, forthwith instruct its Transfer Agent to remove any restrictive legend from the Shares.

The Company acknowledges that its failure to deliver the Shares within three (3) business days after the Conversion Date will cause the Buyer to suffer damages in an amount that will be difficult to ascertain. Accordingly, the parties agree that it is appropriate to include in this Agreement a provision for liquidated damages. The parties acknowledge and agree that the liquidated damages provision set forth in the Certificate of Designation represents the parties' good faith effort to qualify such damages and, as such, agree that the form and amount of such liquidated damages are reasonable and will not constitute a penalty. The payment of liquidated damages shall not relieve the Company from its obligations to deliver the Shares pursuant to the terms of this Agreement.

7.       CLOSING

The Preferred and Warrants shall be delivered to Buyer and the funds therefor shall be delivered to Company on the 7th day of May, 1998 (the "Closing"), or at such time to be mutually agreed.

At the closing, the Company shall execute the appropriate copies of the transaction documents (the "Company's Closing Documents") and deliver the executed documents to Hechter and Associates, counsel for Buyer, with instructions to hold the documents in trust and not to release the documents to Buyer until advised to do so by the Company. Buyer shall execute the appropriate copies of the Transaction Documents (the "Buyer's Closing Documents") and deliver the executed documents to Michael Harris, P.A., counsel for the Company, with instructions to hold the documents in trust and not to release the documents to the Company until advised to do so by Buyer.

Immediately after Buyer has confirmed that its counsel has received the Company's Closing Documents executed by the Company, then Buyer shall pay to the Company the aggregate purchase price of the Preferred for which Buyer subscribed (the "Purchase Price"). Buyer shall pay the Purchase Price, less all appropriate legal fees and commissions by wire transfer of immediately available funds in accordance with the following instructions:

                           Bank Name:       First Union National Bank
                           ABA #:           063000021
                           Credit:          Top Source Technologies, Inc.
                           Account #:       2165 000 11334

On the banking day that the Company has confirmed that its counsel has received the Buyer's Closing Documents and is credited with having received the Purchase Price (the "Closing Date"), The Company shall advise Buyer. Immediately thereafter, the Company shall advise Hechter and Associates to release the Company's Closing Documents to Buyer and Buyer shall advise Michael Harris, P.A., to release the Buyer's Closing Documents to the Company. The Transaction Documents shall not be deemed to have been delivered except in accordance with the procedures described in this Section 7.

8.       CONDITIONS TO CLOSING

         (i) Buyer understands that the Company's obligation to sell the Preferred and Warrants is conditioned upon the receipt in immediately available funds of the amount set forth in Paragraph 1 hereof.

         (ii) The Company understands that Buyer's obligation to purchase the Preferred, is conditioned upon delivery of certificate(s) representing the Preferred and Warrants as described in Exhibit A and Exhibit B herein, and receipt of an opinion of the Company's counsel, satisfactory to Buyer's Counsel, attached as Exhibit D, and forming an integral part of this Agreement; and

         (iii) no statute, rule, regulation, executive order, decree, ruling or injunction shall be enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits or adversely effects any of the transactions contemplated by this Agreement, and no proceedings or investigation shall have been commenced or threatened which may have the effect of prohibiting or adversely effecting any of the transactions contemplated by this Agreement; and

         (iv) from and after the date hereof to and including the Closing Date, the trading of the Common Stock shall not have been suspended by the Securities and Exchange Commission, or the American Stock Exchange and trading in securities generally on the New York Stock Exchange or Nasdaq shall not have been suspended or limited nor shall there be any outbreak or escalation of hostilities involving the United States or any material adverse change in any financial market that in either case in the reasonable judgment of the Buyer makes it impracticable or inadvisable to purchase the Preferred Stock.

         (v) that all representations and warranties of the Company shall remain true and correct as of the Closing Date, and shall survive the Closing Date.

9.       RESTRICTIONS ON NEW SECURITIES

The Company will not enter into another equity financing that (a) would cause additional Common Stock issued in such other equity financing to become freely tradable before one hundred and eighty (180) days after the registration statement referred to in the Registration Rights Agreement, Exhibit B, is declared effective by the Securities and Exchange Commission. Further, the Company shall not register any additional Securities as part of the registration statement to be filed pursuant to the Registration Rights Agreement, Exhibit B.

10.      RIGHT OF FIRST REFUSAL

For a period expiring one hundred and eighty (180) days after the registration statement pursuant to the Registration Rights Agreement, (Exhibit B), is declared effective, the Company hereby grants to the Buyer the right of first offer to purchase all (or any part) of New Securities (as defined herein) which the Company may, from time to time, propose to sell and issue. This right of first offer shall be subject to the following provisions:

In the event the Company proposes to issue New Securities, it shall give Buyer written notice of its intention, describing the type of New Securities, the price and the general terms upon which the Company proposes to issue the same. Buyer shall have three (3) days from the date of receipt of any such notice to agree to purchase such New Securities for the price and upon the general terms specified in the notice by giving written notice to the Company and stating therein the quantity of New Securities to be purchased. The sale of New Securities to Buyer shall be closed within ten (10) days of Buyer's notice to the Company agreeing to purchase such New Securities.

In the event the Buyer fails to exercise the right of first offer with respect to all of the available New Securities proposed to be sold by the Company within said three (3) day period or in the event Buyer fails to close within ten (10) days of Buyer's notice to the Company agreeing to purchase such New Securities, the Company Shall have 30 days thereafter to sell or enter into an agreement (pursuant to which the sale of New Securities covered thereby shall be closed, if at all, within 45 days from the date of said agreement), to sell the New Securities respecting which the Buyer's option was not exercised, at a price and upon general terms no more favourable to the purchasers thereof than specified in the Company's notice to the Buyer.

In the event the Company has not entered into an agreement to sell the New Securities within said 30 day period (or sold and issued New Securities in accordance with the foregoing within 45 days from the date of said agreement), the Company shall not thereafter issue or sell any New Securities, without first offering such securities to the Buyer in the manner provided above.

"New Securities" means any Securities to be issued pursuant to Regulation D or S under the Securities Act, exclusive of (i) securities issued pursuant to the acquisition of another business entity or segment of any such entity by the Company by merger, asset purchase, stock purchase or otherwise, (ii) any borrowing, direct or indirect, from financial institutions or other persons by the Company, whether or not presently authorized, including any type of loan or payment evidenced by any type of debt instrument, provided such borrowings do not have any equity features including warrants, options or other rights to purchase capital stock and are not convertible into capital stock of the Company
(iii) securities issued to employees, consultants, officers or directors of the Company pursuant to any stock option, stock purchase or stock bonus plan, agreement or arrangement, (iv) securities issued to vendors or customers or to other persons in similar commercial situations with the Company, (v) securities issued in connection with obtaining lease financing, whether issued to a lessor, guarantor or other person, (vi) securities issued in connection with any stock split, stock dividend or recapitalization of the Company, or (vi) securities issued in connection with corporate partnering transactions.

11.      GOVERNING LAW:  INTERPRETATION OF DISPUTES:

This Agreement, and all exhibits attached, shall be governed by and construed under the laws of the State of Delaware and the laws applicable therein without regard to its choice of law principles. All disputes shall be determined and litigated in the law courts of Delaware.

Any litigation based thereon, or arising out of, under, or in connection with, this Agreement or any course of conduct, course of dealing, statements (whether oral or written) or actions of the Company or Buyer shall be brought and maintained exclusively in the courts of the state of Delaware. The Company hereby expressly and irrevocably submits to the jurisdiction of the state and federal Courts of the state of Delaware for the purpose of any such litigation as set forth above and irrevocably agrees to be bound by any final judgment rendered thereby in connection with such litigation. The Company further irrevocably consents to the service of process by registered mail, postage prepaid, or by personal service within or without the State of Delaware. The Company hereby expressly and irrevocably waives, to the fullest extent permitted by law, any objection which it may have or hereafter may have to the laying of venue of any such litigation brought in any such court referred to above and any claim that any such litigation has been brought in any inconvenient forum. To the extent that the Company has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution or otherwise) with respect to itself or its property. The Company hereby irrevocably waives such immunity in respect of its obligations under this agreement and the other loan documents.

Buyer and the Company hereby knowingly, voluntarily and intentionally waive any rights they may have to a trial by jury in respect of any litigation based hereon, or arising out of, under, or in connection with, this agreement, or any course of conduct, course of dealing, statements (whether oral or written) or actions of the Holder or the Company. The Company acknowledges and agrees that it has received full and sufficient consideration for this provision and that this provision is a material inducement for the Buyer entering into this agreement.

Any legal action or proceeding in connection with this Agreement or the performance hereof may be brought in the state and federal courts located in Delaware, and the parties hereby irrevocably submit to the non-exclusive jurisdiction of such courts for the purpose of any such action or proceeding.

12.      ENTIRE AGREEMENT

This Agreement constitutes the entire agreement among the parties hereof with respect to the subject matter hereof and supersedes any and all prior contemporaneous representations, warranties, agreements and understandings in connection therewith. This Agreement may be amended only by a writing executed by all parties hereto. This Agreement may be executed in counterparts and the facsimile transmission of an executed counterpart to this Agreement shall be effective as an original.

13.      NOTICES

All notices or other communications to be given or made hereunder must be in writing and will be delivered personally or mailed, by registered or certified mail, or sent by facsimile, to the undersigned, at the address set forth in this Agreement, with copies to such persons, at such addresses, as are set forth in this Agreement.

14.      FEES

The Buyer undertakes that in connection with additional  fundings referred to in
Section 1, the Company's only obligation to the placement agent shall be to pay an additional commission, and not to pay additional legal fees.

15.      FULL NAME AND ADDRESS OF BUYER
         FOR REGISTRATION PURPOSES:

NAME:    Gundyco In Trust for 550-98866-19

ADDRESS: 4120 Yonge Street, Suite 416, Toronto, Ontario, Canada, M5P 2A1

TEL. No. 416-225-7980

Fax. No. 416-225-7950

CONTACT
NAME:    Mark Shoom


16.      DELIVERY INSTRUCTIONS: (if different from
         Registration Name):

NAME:    _______________________________________

ADDRESS: ________________________________________

TEL. No.:  __________________________________________

FAX No.: ___________________________________________

CONTACT
NAME:    ____________________________________________

SPECIAL
INSTRUCTIONS:__________________________________________

IN WITNESS WHEREOF, this Agreement was duly executed on the date first written below

Dated this 7th day of the month of May, 1998.

NAME:             _______________________________________


BY:               _____________________________________

TITLE:            ______________________________________


                                    TOP SOURCE TECHNOLOGIES, INC.
                                    7108 Fairway Drive, Suite 200
                                    Palm Beach Gardens, Florida, 33418




                           BY:      __________________________________________
                                    William C. Willis, Jr., President

         I have the full authority to bind TOP SOURCE TECHNOLOGIES, INC. ____(initial)

NAME:    _________________________________

TITLE:   _________________________________

4

                                    EXHIBIT A


                           CERTIFICATE OF DESIGNATION
                        OF RIGHTS AND PREFERENCES OF THE
                     SERIES A CONVERTIBLE PREFERRED STOCK OF
                         TOP SOURCE TECHNOLOGIES , INC.



         I, William C. Willis, Jr., President, of Top Source Technologies, Inc. a corporation organized and existing under the laws of the state of Delaware (hereinafter the "Corporation"), DO HEREBY CERTIFY:


FIRST:

That pursuant to authority expressly granted and vested in the Board of Directors of said Corporation under Section 151 of the Delaware General Corporation Law and the provisions of the corporation's Certificate of Incorporation, said Board of Directors, on May 4th, 1998, adopted the following resolution setting forth the designations, powers, preferences and rights of its Convertible Preferred Stock as set out in this Certificate of Designation.

RESOLVED:         That the designations,  powers,  preferences and rights of the Series A 5% Convertible Preferred Stock be, and they hereby are, as set forth below:


1.       Number of Shares of Series A Convertible Preferred Stock.

The Corporation hereby authorizes the issuance of up to 2,500 (two thousand, five hundred) shares of Series A Convertible Preferred Stock par value $.10 per share (the "Preferred Stock"). Each share of Preferred Stock shall have a value equal to $1,000.00 (one thousand dollars) (the "Stated Value"). This Preferred Stock shall pay an annual dividend of 5%, payable quarterly on each subsequent June 30th, (pro-rated for the first payment based upon the number of days from issuance to June 30th) September 30th, December 31st and March 31st, and shall be payable in cash or shares of Common Stock at the Corporation's option, the Corporation shall pay the dividend within ten (10) business days of the quarterly dates. The Corporation may pay the dividend in shares upon conversion, and the number of shares paid shall be calculated pursuant to Section 5(a) of this Certificate of Designation.

Any outstanding Preferred Stock shall be converted automatically on the terms pursuant to Section 5(a) of this Certificate of Designation, two (2) years from the date of issue.

2.       Voting.

(a) Except as provided by law, by the provisions of Subparagraph 2(b) below, holders of Preferred Stock (the "Holders") shall not have the right to vote on any matter affecting the Corporation.

(b) The Corporation shall not amend, alter or repeal the preferences, special rights or other powers of the Preferred Stock so as to affect adversely the Preferred Stock, without the written consent or affirmative vote of the Holders of at least a two thirds majority of the then outstanding shares of Preferred Stock to be affected by amendment, alteration or repeal, given in writing or by vote at a meeting, consenting or voting (as the case may be,) separately as a class. For this purpose, without limiting the generality of the foregoing, the authorization or issuance of any series of preferred stock with preference or priority over or on a parity with the Preferred Stock as to the right to receive either dividends or amounts distributable upon liquidation, dissolution or winding up of the Corporation shall not be deemed to affect adversely the designated class of Preferred Stock.

3.       Liquidation.

In the event of a voluntary or involuntary dissolution, liquidation, or winding up of the Corporation, the Holders of Preferred Stock shall be entitled to receive out of the assets of the Corporation legally available for distribution to holders of its capital stock, before any payment or distribution shall be made to holders of Common Stock or any other class of stock ranking junior to the Preferred Stock, the Stated Value per share plus any accrued and unpaid dividends. If upon such liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the assets to be distributed among the Holders of Preferred Stock shall be insufficient to permit payment to the Holders of Preferred Stock of the amount distributable as aforesaid, then the entire assets of the Corporation to be so distributed shall be distributed ratably among the Holders of Preferred Stock. Upon any such liquidation, dissolution or winding up of the Corporation, after the Holders of Preferred Stock shall have been paid in full the amounts to which they shall be entitled, the remaining net assets of the Corporation may be distributed to the Holders of stock ranking on liquidation junior to the Preferred Stock. Written notice of such liquidation, dissolution or winding up, stating a payment date, the amount of the liquidation payments and the place where said liquidation payments shall be payable, shall be given by mail, postage prepaid or by telex or facsimile to non-U.S. residents, not less than 10 days prior to the payment date stated therein, to the Holders of record of Preferred Stock, such notice to be addressed to each such Holder at its address as shown by the records of the Corporation. For purposes hereof the Common Stock, shall rank on liquidation junior to the Preferred Stock.

4.       Restrictions.

The Corporation will not modify the terms of the Preferred Stock at any time when shares of Preferred Stock are outstanding, without the approval of the Holders of at least a two thirds majority of the then outstanding shares of Preferred Stock given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a series, except where the vote or written consent of the Holders of a greater number of shares of the Corporation is required by law or by the Corporation's Certificate of Incorporation, as amended, provided, however, that pursuant to the power granted to them in the Corporation's Certificate of Incorporation, the Corporation's Board of Directors may, without approval of any of the Holders of the Preferred Stock, resolve to:
(i) increase the number of shares of the Preferred Stock issuable under this Certificate of Designation, or (ii) decrease the number of shares of Preferred Stock issuable under this Certificate of Designation to the number of shares of Preferred Stock then outstanding.

5.       Optional Conversion.

The Holders of shares of Preferred Stock shall have the following conversion rights:

(a) Right to Convert: Conversion Price, Subject to the terms, conditions, and restrictions of this Section 5, the Holder of any share or shares of Preferred Stock shall have the right to convert each such share of Preferred Stock into a number of shares of Common Stock equal to the Stated Value of the Preferred Stock plus all accrued but unpaid dividends of such share or shares of Preferred Stock divided by the "Conversion Price" which shall be equal to the lesser of
(a) (i) 85 % of the average closing bid price of the Common Stock (the "Average Closing Price"), during the period of five trading days immediately preceding the date of conversion (the "Conversion Date") for conversions prior to 120 days after the date the Private Securities Subscription Agreement was duly executed by all parties (the Closing Date), (ii) 83% of the Average Closing Price during the period of five (5) trading days immediately preceding the Conversion Date for conversions 121 - 150 days after the Closing Date, (iii) 80% of the Average Closing Price during the period of five (5) trading days immediately preceding the Conversion Date for conversions 151 days after the Closing Date, and subsequent, or (b) $____ per share of Common Stock.

(b) Conversion Dates, The Holder of any share or shares of Preferred Stock may convert such shares cumulatively after ninety (90) days subsequent to the Closing Date, pursuant to the following restrictions:

         (a) up to 25% of the outstanding Stated Value of the Preferred Stock 90 days after the Closing Date;
         (b) up to 50% of the outstanding Stated Value of the Preferred Stock 120 days after the Closing Date;
         (c) up to 75% of the outstanding Stated Value of the Preferred Stock 150 days after the Closing Date;
         (d) up to 100% of the outstanding Stated Value of the Preferred Stock 180 days after the Closing Date;

(c) Conversion Notice. The right of conversion shall be exercised by the Holder thereof by telecopying or faxing an executed and completed written notice (the "Conversion Notice") attached as Exhibit 1 to this Certificate of Designation, to the Corporation that the Holder elects to convert a specified number of shares of Preferred Stock representing a specified Stated Value thereof into Common Stock and by delivering the original Conversion Notice and a certificate or certificates of Preferred Stock being converted to the Corporation at its principal office (or such other office or agency of the Corporation as the Corporation may designate by notice in writing to the Holders of the Preferred Stock), together with a statement of the name or names (with address) in which the certificate or certificates for shares of Common Stock shall be issued. The business date indicated on a Conversion Notice which is telecopied to and received by the Corporation in accordance with the provisions hereof shall be deemed a Conversion Date. The Conversion Notice shall include therein the Stated Value of shares of Preferred Stock to be converted, and a calculation (a) of the Average Closing Bid Price, (b) the Conversion Price, and (c) the number of shares of Common Stock to be issued in connection with such conversion. The Corporation shall have the right to review the calculations included in the Conversion Notice, and shall provide notice of any discrepancy or dispute therewith within one (1) business day of the receipt thereof. The Holder shall deliver to the Corporation an original Notice of Conversion and the original Preferred to be converted within three (3) business days from the date of the Notice of Conversion. Whenever this Certificate of Designation refers to the delivery of Preferred Stock or conversion of Preferred Stock or the redemption of Preferred Stock such delivery, conversion or redemption shall not be completed until the Holder delivers an executed stock power containing either a medallion or a broker guarantee. The failure to mention the stock power herein shall not create an implication to the contrary.

(d) Issuance of Certificates - Time Conversion Effected. Promptly, but in no event more than three (3) business days after the receipt of the Conversion Notice referred to in Subparagraph (5)(c) and surrender of the certificate or certificates for the share or shares of Preferred Stock to be converted, the Corporation shall issue and deliver, or cause to be issued and delivered, to the Holder, unlegended and unrestricted shares of Common Stock, registered in such name or names as such Holder may direct, a certificate or certificates for the number of whole shares of Common Stock into which such shares of Preferred Stock are converted. Such conversion shall be deemed to have been effected as of the close of business on the date on which such Conversion Notice shall have been received by the Corporation, and the rights of the Holder of such share or shares of Preferred Stock shall cease, at such time, and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the Holder or Holders of record of the shares represented thereby. Issuance of shares of Common Stock issuable upon conversion which are requested to be registered in a name other than that of the registered Holder shall be subject to compliance with all applicable federal and state securities laws.

(e) Penalty for Late Delivery. The Corporation shall pay to the Holders a Late Delivery Penalty, which is defined as liquidated damages of $10.00 per $1,000.00 Stated Value of Preferred Stock for every day subsequent to five (5) business days after (the later of ) (i) the receipt of an original Conversion Notice and
(ii) the receipt of the original certificate or certificates representing the share or shares of Preferred Stock, that the Corporation fails to deliver the Common Stock to the Holder. The Corporation shall not be liable for a Late Delivery Penalty if the original Conversion Notice is incomplete or inaccurately filled out or a strike, power failure, weather conditions, terrorist act, an act of war, or an act of God delays delivery, provided the Corporation has made good faith efforts to effect timely delivery. Further, in the event of a Late Delivery Penalty, the number of shares of Common Stock issued upon conversion pursuant to Section 5(a) shall be adjusted and calculated at an amended conversion price to reflect any five (5) trading day period as selected by the Holder commencing on the Closing Date and ending on the date of delivery of the shares of Common Stock to the Holder (Amended Conversion Price).

(f) Penalty for Late Registration. In the event that the registration statement filed by the Corporation pursuant to the Registration Rights Agreement, Exhibit B, is not declared effective by the Securities and Exchange Commission within ninety (90) days after the Closing Date, the Holder, in addition to all other rights pursuant to the Registration Rights Agreement, Exhibit B, shall have the right to convert the Preferred Stock outstanding pursuant to the Amended Conversion Price.

(g) Fractional Shares. No fractional shares shall be issued upon conversion of any Preferred Stock into Common Stock. All fractional shares shall be rounded down to the nearest whole share. In case the number of shares of Preferred Stock represented by the certificate or certificates surrendered pursuant to Subparagraph 5(a) exceeds the number of shares converted, the Corporation shall, upon such conversion, execute and deliver to the Holder, at the expense of the Corporation, a new certificate or certificates for the number of shares of Preferred Stock represented by the certificate or certificates surrendered which are not to be converted.

(h) Reorganization or Reclassification. If any capital reorganization or reclassification of the capital stock of the Corporation shall be effected in such a way that Holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition of such reorganization or reclassification, lawful and adequate provisions shall be made whereby each Holder of a share or shares of Preferred Stock shall thereupon have the right to receive, upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock immediately theretofore receivable upon the conversion of such share or shares of Preferred Stock, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such Common Stock immediately theretofore receivable upon such conversion had such reorganization or reclassification not taken place, and in any such case appropriate provisions shall be made with respect to the rights and interests of such Holder to the end that the provisions hereof (including without limitation provisions for adjustments of the conversion rights) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise of such conversion rights.

(i) Adjustments for Splits, Combinations, etc., The Conversion Price and the number of shares of Common Stock into which the Preferred Stock shall be convertible shall be adjusted for stock splits, combinations, or other similar events. Additionally, an adjustment will be made in the case of an exchange of Common Stock, consolidation or merger of the Corporation with or into another corporation or sale of all or substantially all of the assets of the Corporation in order to enable the Holder of Preferred Stock to acquire the kind and the number of shares of stock or other securities or property receivable in such event by a Holder of the Preferred Stock of the number of shares that might otherwise have been issued upon the conversion of the Preferred Stock. No adjustment to the Conversion Price will be made for dividends (other than stock dividends), if any, paid on the Common Stock or for securities issued for fair value.

(j) Mandatory Conversion. All outstanding shares of Preferred Stock will automatically convert to Common Stock pursuant to the formula set forth in
Section 5 two (2) years from the date of issuance.

6.       Assignment.

Subject to all applicable restrictions on transfer, the rights and obligations of the Corporation and the Holder of the Preferred Stock shall be binding upon and benefit the successors, assigns, heirs, administrators, and transferees of the parties.

7. Shares to be Reserved.

The Corporation, upon the effective date of this Certificate of Designation, has a sufficient number of shares of Common Stock available to reserve for issuance upon the conversion of all outstanding shares of Preferred Stock, pursuant to the terms and conditions set forth in Section 5. The Corporation will at all times reserve and keep available out of its authorized Common Stock, solely for the purpose of issuance upon the conversion of Preferred Stock as herein provided, such number of shares of Common Stock as shall then be issuable upon the conversion of all outstanding shares of Preferred Stock. The Corporation covenants that all shares of Common Stock which shall be so issued shall be duly and validly issued, fully paid and non assessable. The Corporation will take all such action as may be required, if the total number of shares of Common Stock issued and issuable after such action upon conversion of the Preferred Stock would exceed the total number of shares of Common Stock then authorized by the Corporation's Certificate of Incorporation, as amended, in order to increase the number of authorized shares of Common Stock to a number sufficient to permit conversion of the Preferred Stock.

8(a).    Redemption.

The Corporation may redeem the Preferred Stock at any time, in whole or in part, prior to the submission of a Conversion Notice at one hundred and twenty percent (120%) of the Stated Value of the Preferred Stock plus all accrued and unpaid dividends. To redeem Preferred Stock, the Corporation shall deliver notice to the Holders, provided, however, that the Corporation may not redeem Preferred Stock after a Notice of Conversion has been delivered by the Holder.

8(b) Mechanics and Effect of Redemption. As promptly as practicable after receiving notice of the Corporation's election to redeem the Preferred Stock (but in no case later than three (3) business days thereafter), the Holder, at its expense, shall surrender the Preferred Stock to the Corporation, duly endorsed with medallion guarantees, at the principal offices of the Corporation. The Corporation shall make the redemption payment within five (5) business days after the Corporation delivers to the Holder notice of redemption (Redemption Payment Date). Dividends shall continue to accrue on the Preferred Stock until the Redemption Payment Date. If the Preferred Stock is to be redeemed in part, then upon surrender of the Preferred Stock, the Corporation shall deliver to the Holder a new certificate of Preferred Stock in the aggregate principal amount equal to the unredeemed portion thereof. If the Corporation falls to make payment, by cheque drawn on an United States commercial bank, in cash to the Holder, in full by the Redemption Payment Date, the Corporation shall forfeit its rights of redemption pursuant to Section 8 in relation to the redemption made and all future redemptions.

9.       No Reissuance of Series A Convertible Preferred Stock

Shares of Preferred Stock which are converted into shares of Common Stock as provided herein shall not be reissued.

10.      Closing of Books.

The Corporation will at no time close its transfer books against the transfer of any Preferred Stock or of any shares of Common Stock issued or issuable upon the conversion of any shares of Preferred Stock in any manner which interferes with the timely conversion of such Preferred Stock, except as may otherwise be required to comply with applicable securities laws.

11.      Definition of Common Stock.

As used in this Certificate of Designation, the term "Common Stock" shall mean and include the Corporation's authorized Common Stock, as constituted on the date of filing of these terms of the Preferred Stock, and shall also include any capital stock of any class of the Corporation thereafter authorized which shall neither be limited to a fixed sum or percentage of par value in respect of the rights of the Holders thereof to participate in dividends nor entitled to a preference in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the corporation; provided that the shares of Common Stock receivable upon conversion of shares of Preferred Stock shall include only shares designated as Common Stock of the Corporation on the date of filing of this instrument, or in case of any reorganization, reclassification, or stock split of the outstanding shares thereof, the stock, securities or assets provided for hereof.

The said determination of the designation, preferences and relative, participating, optional or other rights, and the qualifications, limitations or restrictions thereof, relating to the Preferred Stock was duly made by the Board of Directors pursuant to the provisions of the Corporation's Certificate of Incorporation and in accordance with the provisions of the Delaware General Corporation Law.

12.      Delivery

Except as provided in Section 5(c), all notices and deliveries contemplated hereunder shall be by Federal Express or other overnight delivery service with delivery required by the morning of the next business day. Delivery shall be complete when the Stock Certificates are issued by the Corporation's stock transfer agent and delivered to Federal Express or other overnight delivery service.


IN WITNESS HEREOF, this Certificate of Designation has been signed by:

William C. Willis, Jr., President, on this _____ day of May, 1998.





------------------------------------------
William C. Willis, Jr., President
TOP SOURCE TECHNOLOGIES, INC.

12

                                    EXHIBIT B

                          REGISTRATION RIGHTS AGREEMENT


         THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made and entered into as of May ____, 1998 by and among Top Source Technologies, Inc. a Delaware corporation (the "Company"), and, the undersigned Purchasers of the Company's Series A Convertible Preferred Stock and Warrants (the "Investors").

A. Pursuant to the terms of a Private Securities Subscription Agreement, dated as of May ___, 1998 (as the same may be amended, the "Subscription Agreement"), by and between the Company and the Investors, the Investors shall purchase up to $2,500,000.00 aggregate principal amount of 5% Series A Convertible Preferred Shares (the "Preferred"), of the Company, which may be converted into shares of the $.001 par value per share common stock of the company (the "Common Stock").

B. The Company has agreed, as a condition precedent to the Investors obligations under the Subscription Agreement, to grant the Investors certain registration rights.

C. The Company and the Investors desire to define such registration rights on the terms and subject to the conditions herein set forth.

D. The Investors, and the Placement Agent shall acquire Warrants to purchase up to 250,000 shares of the Common Stock (the Warrants).

In consideration of the foregoing premises and for other good and valuable consideration, the parties hereby agree as follows:

1.       DEFINITIONS

As used in this Agreement, the following terms have the respective meanings set forth below:

Commission:       shall  mean the  Securities  and  Exchange  Commission  or any other federal agency at the time administering the federal securities laws;

Closing Date:     shall mean the Closing Date, as defined by the Subscription
Agreement;

Exchange Act:     shall mean the Securities Exchange Act of 1934, as amended;

Holder:  shall mean any holder of Registrable Securities;

Person: shall mean an individual, partnership, joint stock company, corporation, trust or unincorporated organization, and a government or agency or political subdivision thereof,

Register, Registered and Registration: shall mean a registration effected by preparing and filing a registration statement in compliance with the Securities Act (and any post-effective amendments filed or required to be filed) and the declaration or ordering of effectiveness of such registration statement;


Registrable Securities: shall mean (A) an unlimited number of shares of Common Stock into which the Preferred are convertible or for which the Warrants are exercisable, (B) any securities of the Company issued as a dividend or other distribution with respect to, or in exchange for or in replacement of, the shares of Common Stock referred to in clause (A), and (C); the shares of Common Stock issuable to the Placement Agent upon the exercise of Warrants, provided that Registrable Securities shall not include (i) securities with respect to which a registration statement with respect to the sale of such securities has become effective under the Securities Act and all such securities have been disposed of in accordance with such registration statement, (ii) such securities as may be sold without limitations on volume pursuant to Rule 144(k) (or any successor provision thereto) under the Securities Act ("Rule 144"), (iii) such securities as are acquired by the Company or any of its subsidiaries or (iv) Preferred or Warrants which cease to be outstanding as the result of conversion or exercise;

Registration Expenses: shall mean all expenses incurred by the Company in compliance with Sections 2(a), (b) and (c) hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company, which shall be paid in any event by the Company);

Security, Securities:      shall have the meaning set forth in Section 2(l) of
the Securities Act;

Securities Act:            shall mean the Securities Act of 1933, as amended;
and

Selling Expenses: shall mean all underwriting discounts and selling commissions applicable to the sale of Registrable Securities.

2.       SHELF REGISTRATION

(a) Within 30 days after the Closing Date, the Company shall file a "shelf" registration statement pursuant to Rule 415 under the Securities Act (the "Shelf Registration") registering no fewer than 3,500,000 shares of Common Stock with respect to the Registrable Securities to be issued under the Subscription Agreement, provided that if the staff of the Commission determines by way of a final ruling in writing to reduce the number of shares of Common Stock that can be included in the registration statement, the Company shall within ten (10) days file such additional registrations to register all shares of Common Stock required to effect the conversion of the Preferred and exercise of the Warrants. The Shelf Registration shall be on Form S-3 under the Securities Act or such other appropriate form selected by the Company, and approved by Investors legal counsel, which allows resales of Registrable Securities. The Company shall use its reasonable best efforts to cause the Shelf Registration to become effective within ninety (90) days of the Closing Date, and shall use its reasonable best efforts to keep the Shelf Registration continuously effective from the date such Shelf Registration is effective until the earlier to occur of (i) the second anniversary of the Closing Date, or (ii) the date on which all Registrable Securities have been sold or are eligible to be sold, in order to permit the prospectus forming a part thereof to be usable by Holders during such period. If the Shelf Registration has not been filed with the Commission with 30 days, (Default) or is not declared effective by the Commission on or before the 90th day after the Closing Date (Default), then the Company shall accrue to each Investor, as liquidated damages, an amount in cash equal to two percent (2%), per month, of the liquidation value of the Preferred then held by such Investors payable on the 91st day after the Closing Date, and every 30 days thereafter, pro-rated, until the Shelf Registration is declared effective by the Commission. No damages shall accrue to any Investor if a delay in filing or declaration of effectiveness is due to a request for documents, comment or objection by any Holder or underwriter. The Company shall not be responsible for any liquidated damages referred to in Section 2(a) hereof for any period of delay in which any Holder fails to respond within two (2) business days it being the intent of the parties that the ninety (90) day period shall be tolled during such period until all Holders respond.

(b) The Company shall supplement or amend the Shelf Registration only as it relates to the Investors, (i) as required by the registration form utilized by the Company or by the instructions applicable to such registration form or by the Securities Act or the rules and regulations promulgated thereunder, (ii) to include in such Shelf Registration any additional securities that become Registrable Securities by operation of the definition thereof, and (iii) the Company shall furnish to the Holders of the Registrable Securities to which the Shelf Registration relates copies of any such supplement or amendment sufficiently in advance (but in no event less than two business days in advance) of its use and/or, filing with the Commission to allow the Holders a meaningful opportunity to comment thereon. The ninety (90) day period referred to in
Section 2(a) hereof shall be tolled if any Investor fails to reasonably approve a Shelf registration, supplement, or amendment, or comment thereon within two
(2) business days of receipt.

(c) Expenses of Registration. All Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to this Section 2 shall be borne by the Company, and all Selling Expenses shall be borne by the Holders of the Registerable Securities registered pro rata on the basis of the number of their Registerable Securities.

(d) Registration Procedures. In the case of each Registration effected by the Company pursuant to this Section 2, the Company will keep the Holders, as applicable, advised in writing as to the initiation of each Registration and as to the completion thereof. At its expense, the Company will:

         (i) furnish to each Holder, and to any underwriter before filing with the Commission, copies of any registration statement (including all exhibits) and any prospectus forming a part thereof and any amendments and supplements thereto (including all documents incorporated or deemed incorporated by reference therein prior to the effectiveness of such registration statement and including each preliminary prospectus, any summary prospectus or any term sheet (as such term is used in Rule 434 under the Securities Act)) and any other prospectus filed under Rule 424 under the Securities Act, which documents, other than documents incorporated or deemed incorporated by reference, will be subject to the review of the Holders and any such underwriter for a period of at least two (2) business days, and the Company shall not file any such registration statement or such prospectus or any amendment or supplement to such registration statement or prospectus to which any Holder or any such underwriter shall reasonably object within two (2) business days after the receipt thereof. A Holder, if any, shall be deemed to have reasonably objected to such filing only if the registration statement, amendment, prospectus or supplement, as applicable, as proposed to be filed, includes an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.


         (ii) furnish to each Holder and to any underwriter, such number of conformed copies of the applicable registration statement and of each amendment and supplement thereto (in each case including all exhibits) and such number of copies of the prospectus forming a part of such registration statement (including each preliminary prospectus, any summary prospectus or any term sheet (as such term is used in Rule 434 under the Securities Act)) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, including without limitation documents incorporated or deemed to be incorporated by reference prior to the effectiveness of such Registration, as each of the Holders or any such underwriter, from time to time may reasonably request;

         (iii) make available at reasonable times for inspection by the Holders, any underwriter participating in any disposition pursuant to such Registration and any attorney or accountant retained by the Holders or any such underwriter, all financial and other records, pertinent corporate documents and properties of the Company and cause the officers, directors and employees of the Company to supply all information reasonably requested by the Holders and any such underwriters, attorneys or accountants in connection with such registration subsequent to the filing of the applicable registration statement and prior to the effectiveness of the applicable registration statement;

         (iv) use its best efforts (x) to register or qualify all Registrable Securities and other securities covered by such Registration under such other securities or blue sky laws of such States of the United States of America where an exemption is not available and as the sellers of Registrable Securities covered by such Registration shall reasonably request, (y) to keep such
Registration or qualification in effect for so long as the applicable registration statement remains in effect, and (z) to take any other action which may be reasonably necessary or advisable to enable such sellers to consummate the disposition in such jurisdictions of the Registrable Securities to be sold by such sellers, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction where it is not so qualified, or to subject itself to taxation in any such jurisdiction, or to execute a general consent to service of process in effecting such registration, qualification or compliance, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act or applicable rules or regulations thereunder;

         (v) subject to Section 2(h) hereof, promptly notify each Holder of Registrable Securities covered by a registration statement (A) upon discovery that, or upon the happening of any event as a result of which, the prospectus forming a part of such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, (B) of the issuance by the Commission of any stop order suspending the effectiveness of such registration statement or the initiation of proceedings for that purpose,
(C) of any request by the Commission for (1) amendments to such registration statement or any document incorporated or deemed to be incorporated by reference in any such registration statement, (2) supplements to the prospectus forming a part of such registration statement or (3) additional information, or (D) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose, and at the request of any such Holder promptly prepare and furnish to it a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

         (vi) use its best efforts to obtain the withdrawal of any order suspending the effectiveness of any such registration, or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction;

         (vii) if requested by the initiating Holders, or any underwriter, promptly incorporate in such registration statement or prospectus, pursuant to a supplement or post effective amendment if necessary, such information as the Holders and any underwriter may reasonably request to have included therein, including, without limitation, information relating to the "plan of distribution" of the Registrable Securities, information with respect to the principal amount or number of shares of Registrable Securities being sold to such underwriter, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering and make all required filings of any such prospectus supplement or post-effective amendment as soon as practicable after the Company is notified of the matters to be incorporated in such prospectus supplement or post effective amendment;

         (viii) in the event of an underwritten offering of Registrable Securities, furnish to the underwriters, addressed to them, an opinion of counsel for the Company, dated the date of the closing under the underwriting agreement, and use its reasonable best efforts to furnish to the underwriters, addressed to them, a "cold comfort" letter signed by the independent certified public accountants who have certified the Company's financial statements included in such registration, covering substantially the same matters with respect to such registration (and the prospectus included therein) and, in the case of such accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to underwriters in underwritten public offerings of securities and such other matters as the underwriters may reasonably request;

         (ix) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least 12 months, but not more than 18 months, beginning with the first full calendar month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11 (a) of the Securities Act and Rule 158 promulgated thereunder;

         (x) provide promptly to the Holders upon request any document filed by the Company with the Commission pursuant to the requirements of Section 13 and
Section 15 of the Exchange Act; and
         (xi) use its commercially reasonable best efforts to cause all Registrable Securities included in any registration pursuant hereto to be listed on each securities exchange on which securities of the same class are then listed, or, if not then listed on any securities exchange, to be eligible for trading in any over-the-counter market or trading system in which securities of the same class are then traded.

(e)      Indemnification.

         (i) The Company will indemnify each of the Holders, and as applicable, each of their respective officers, directors, members and partners, and each person controlling each of the Holders, with respect to each Registration which has been effected pursuant to this Section 2, and each underwriter, if any, and each person who controls any underwriter, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document (including any related registration statement, notification or the like) incident to any such Registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or the Exchange Act or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and will reimburse each of the Holders, each of its officers, directors, members and partners, and each person controlling each of the
Holders, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating and defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim loss, damage, liability or expense arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by the Holders or underwriter and stated to be specifically for use therein. PROVIDED, FURTHER, that the Company shall not be liable to any Holder or underwriter in respect of any Prospectus to the extent that (i) the Prospectus did not contain the untrue statement or alleged untrue statement or omission or alleged omission giving rise to such loss, claim, damage, liability or action; or (ii) the Prospectus was not sent or given to the purchaser of the Registrable Securities in question at or prior tot he time at which the written confirmation of the sale of such Registrable Securities was sent or given to such person; or (iii) the Holder fails to deliver a prospectus as required by law; or (iv) the Holder sells his securities through an unlicensed seller or agent.

         (ii) Each of the Holders will, if Registrable Securities held by it are included in the securities as to which such Registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers and each underwriter, if any, of the Company's securities covered by such a registration statement and each person who controls the Company or such underwriter, each Other Stockholder and each of their officers, directors, members and partners, and each person controlling such Other Stockholder against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document made by such Holder, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements by such Holder therein not misleading, and will reimburse the Company and such Other Stockholders, directors, officers, partners, members, persons, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by such Holder or his agent and stated to be specifically for use therein; provided, however, that the obligations of each of the Holders hereunder and under clause (vi) below shall be limited to an amount equal to the net proceeds to such Holder of securities sold as contemplated herein.

         (iii) Each party entitled to indemnification under this Section 2(f) (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld) and the Indemnified Party may participate in such defense at such party's expense (unless counsel for the Indemnified Party shall have reasonably concluded that there may be a conflict of interest between the Indemnifying Party and the Indemnified Party in such action, in which case the fees and expenses of one such counsel for all Indemnified Parties shall be at the expense of the Indemnifying Party), and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 2 unless the Indemnifying Party is materially prejudiced thereby. No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party (which consent shall not be unreasonably withheld or delayed), consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with the defense of such claim and litigation resulting therefrom.

         (iv) If the indemnification provided for in this Section 2(f) is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expense referred to herein, because a court has ruled indemnification is against public policy or contrary to the Securities Act or Exchange Act, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense, as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue (or alleged untrue) statement of a material fact or the omission (or alleged omission) to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         (v) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with any underwritten public offering contemplated by this Agreement are in conflict with the foregoing provisions, the provisions in such underwriting agreement shall be controlling.

(f) Information by the Holders. Each of the Holders holding securities included in any Registration shall promptly furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may reasonably request in writing and as shall be reasonably required in connection with any Registration, qualification or compliance referred to in this Section 2.

(g) Assignment. The registration rights set forth in Section 2 hereof may be assigned, in whole or in part, to any transferee of Registrable Securities (i) who is an affiliate of the Investors, or (ii) who is a purchaser of at least 50% of the then outstanding Registrable Securities. Any such transferee shall be considered thereafter to be a Holder (provided that any transferee who is not an affiliate of Investors shall be a Holder only with respect to such Registrable Securities so acquired and any stock of the Company issued as a dividend or other distribution with respect to, or in exchange for or in replacement of, such Registrable Securities) and shall be bound by all obligations and limitations of this Agreement.

3.       RULE 144 REPORTING

With a view to making available the benefits of certain rules and regulations of the Commission which may permit the sale of restricted securities to the public without registration, the Company agrees to:

         (i) make and keep public information available (as those terms are understood and defined in Rule 144)at all times;

         (ii) use its reasonable best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

         (iii) so long as there are outstanding any Registrable Securities, furnish to each Holder, upon request, a written statement by the Company as to its compliance with the reporting requirements of Rule 144 and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed as such Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing such Holder to sell any such securities without registration.


4.       INTERPRETATION OF THIS AGREEMENT

         (a) Directly or Indirectly. Where any provision in this Agreement refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

            (b) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, and all disputes shall be determined by the courts of law in Delaware, as set out in the Subscription Agreement.

         (c) Section Headings. The headings of the sections and subsections of this Agreement are inserted for convenience only and shall not be deemed to constitute a part thereof.

5.       MISCELLANEOUS

         (a)      Notices.

                  (i) All communications under this Agreement shall be in writing and shall be delivered by facsimile or by hand or mailed by overnight courier or by registered or certified mail, postage prepaid:

                           (A) if to the  Company,  to Top Source  Technologies,
Inc., or at such other address as
it may have furnished in writing to the Investors;

                           (B) if to the Investors, at the address listed on the
signature page hereto, or at
such other address as may have been furnished the Company in writing.

                  (ii) Any notice so addressed shall be deemed to be given: if delivered by hand, on the date of such delivery; if mailed by courier, on the first business day following the date of such mailing; and if mailed by registered or certified mail, on the third business day after the date of such mailing.

         (b) Reproduction of Documents. This Agreement and all documents relating thereto, including, without limitation, any consents, waivers and modifications which may hereafter be executed may be reproduced by the Investors by any photographic, photostatic, microfilm, microcard, miniature photographic or other similar process and the Investors may destroy any original document so reproduced. The parties hereto agree and stipulate that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by the Investors in the regular course of business) and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

         (c) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties.

         (d) Entire Agreement: Amendment and Waiver. This Agreement constitutes the entire understanding of the parties hereto and supersedes all prior understanding among such parties. This Agreement may be amended, and the observance of any term of this Agreement may be waived, with (and only with) the written consent of the Company and the Holders of a majority of the then outstanding Registrable Securities.

         (e) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall be considered one and the same agreement.

         (f) Remedies. Each Holder of Registrable Securities, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

         (g) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended and understood that all of the rights and privileges of each of the Holders shall be enforceable to the fullest extent permitted by law.

         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first set forth above.


                          TOP SOURCE TECHNOLOGIES, INC.

                          By: _________________________

                         Name: ________________________

                        Title: _________________________

                          INVESTOR:

                          By: _________________________
                          Name:_______________________
                         Title: _______________________

                           ADDRESS:

                                    -------------------------------

                                    -------------------------------



                           INVESTOR:

                          By: _________________________
                          Name:_______________________
                         Title: _______________________

                            ADDRESS:

                                     -------------------------------

                                     -------------------------------

                                     -------------------------------

                             INVESTOR:

                          By: _________________________
                          Name:_______________________
                         Title: _______________________

                              ADDRESS:

                                      -------------------------------

                                      -------------------------------

                                      -------------------------------

                                    EXHIBIT C

THIS WARRANT AND THE SECURITIES TO BE ISSUED UPON ITS EXERCISE HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION (THE "COMMISSION") OR THE SECURITIES COMMISSION OF ANY STATE PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER REGULATION S PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). THIS WARRANT MAY NOT BE EXERCISED BY OR ON BEHALF OF ANY U.S. PERSON, UNLESS REGISTERED UNDER THE 1933 ACT, OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE. THIS WARRANT SHALL NOT CONSTITUTE AN OFFER TO SELL NOR A SOLICITATION OF AN OFFER TO BUY THE WARRANT IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION WOULD BE UNLAWFUL.

THIS WARRANT AND THE SECURITIES TO BE ISSUED UPON ITS EXERCISE MAY NOT BE SOLD, PLEDGED, TRANSFERRED OR ASSIGNED BY OR TO ANY U.S. PERSON EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT AND UNDER APPLICABLE STATE SECURITIES LAWS, OR IN A TRANSACTION WHICH IS EXEMPT FROM REGISTRATION UNDER THE PROVISIONS OF THE 1933 ACT AND UNDER PROVISIONS OF APPLICABLE STATE SECURITIES LAWS; AND IN THE CASE OF AN EXEMPTION, ONLY IF THE COMPANY HAS RECEIVED AN OPINION FROM COUNSEL THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION OF THE SECURITIES.


                             STOCK PURCHASE WARRANT

                                     No. 1

                  TO PURCHASE 187,500 SHARES OF COMMON STOCK OF


                          TOP SOURCE TECHNOLOGIES, INC.


THIS CERTIFIES that, for value received, ____________________________, located at, __________________________, _______, _______, ______, (the "Investor"), is
entitled, upon the terms and subject to the conditions hereinafter set forth, at any time on or after May ____, 1998 and on or prior to May ____, 2001 (the "Termination Date") but not thereafter, to subscribe for and purchase from TOP SOURCE TECHNOLOGIES, INC., a corporation incorporated in the State of Delaware (the "Company"), one hundred and eighty seven thousand, five hundred (187,500) shares (the "Warrant Shares") of Common Stock, $.001 value per share of the Company (the "Common Stock"). The purchase price of one share of Common Stock (the "Exercise Price") under this Warrant shall be equal to $_____. The Exercise Price and the number of shares for which the Warrant is exercisable shall be subject to adjustment as provided herein. This Warrant is being issued in connection with the Subscription Agreement dated May ____, 1998 (the "Agreement") and is subject to its terms and conditions.

1. Title of Warrant. Prior to the expiration hereof and subject to compliance with applicable laws, this Warrant and all rights hereunder are transferable, in whole or in part, at the office or agency of the Company by the holder hereof in person or by duly authorized attorney, upon surrender of this Warrant together with the Assignment Form annexed hereto properly endorsed.

2. Authorization of Shares. The Company covenants that all shares of Common Stock which may be issued upon the exercise of rights represented by this Warrant will, upon exercise of the rights represented by this Warrant and full payment of the Exercise Price, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

3. Exercise of Warrant. Except as provided in Section 11 herein, exercise of the purchase rights represented by this Warrant may be made pursuant to the Company's registration statement, referred to in the Registration Rights Agreement, declared effective by the Securities and Exchange Commission (the
"Effective Date") as follows: (a) 75,000 shares commencing on the Effective Date; (b) 37,500 shares commencing ninety (90) days after the Effective Date;
(c) 37,500 shares commencing one hundred and fifty (150) days after the Effective Date; and (d) 37, 500 shares commencing two hundred and ten (210) days after the Effective Date, and all shares as set out in (a), (b), (c) and, (d) ending before the close of business on the Termination Date, or such earlier date on which this Warrant may terminate as provided in this Warrant, by the surrender of this Warrant and the Notice of Exercise Form annexed hereto duly executed, at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered holder hereof at the address of such holder appearing on the books of the Company) and upon payment of the Exercise Price of the shares thereby purchased; whereupon the holder of this Warrant shall be entitled to receive a certificate for the number of shares of Common Stock so purchased. Certificates for shares purchased hereunder shall be delivered to the holder hereof within four (4) business days after the date on which this Warrant shall have been exercised as aforesaid, or be subject to the damages set forth in the Agreement. Payment of the Exercise Price may be by certified check or cashier's check or by wire transfer to an account designated by the Company in an amount equal to the Exercise Price multiplied by the number of Warrant Shares.

4. No Fractional Shares or Script. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. Fractional Shares shall be rounded down as provided for in Section 5(g) of the Certificate of Designation.

5. Charges, Taxes and Expenses. Issuance of certificates for shares of Common Stock upon the exercise of this Warrant shall be made without charge to the holder hereof for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the holder of this Warrant or in such name or names as may be directed by the holder of this Warrant; provided, however, that in the event certificates for shares of Common Stock are to be issued in a name other than the name of the holder of this Warrant, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the holder hereof, and provided further, that upon any transfer involved in the issuance or delivery of any certificates for shares of Common Stock, the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

6. Closing of Books. Unless otherwise required by law or the principal trading market for the Company's Common Stock, the Company will not close its shareholder books or records in any manner which prevents the timely exercise of this Warrant for a period of time in excess of five (5) trading days per year.

7. No Rights as Shareholder until Exercise. This Warrant does not entitle the holder hereof to any voting rights or other rights as a shareholder of the Company prior to the exercise thereof. Upon the surrender of this Warrant and the payment of the aggregate Exercise Price, the Warrant Shares so purchased shall be, and be deemed to be, issued to such holder as the record owner of such shares as of the close of business on the later of the date of such surrender or payment.

8. Assignment and Transfer of Warrant. This Warrant may be assigned by the surrender of this Warrant and the Assignment Form annexed hereto duly executed at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered holder hereof at the address of such holder appearing on the books of the Company); provided, however, that the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any expenses of transfer incidental thereto and that this Warrant may not be resold or otherwise transferred except (I) in a transaction registered under the Securities Act of 1933 (the "Securities Act"), or (ii) in a transaction pursuant to an exemption, if available, from such registration and whereby, if requested by the Company, an opinion of counsel reasonably satisfactory to counsel for the Company is obtained by the holder of this Warrant to the effect that the transaction is so exempt.

9. Loss, Theft, Destruction or Mutilation of Warrant. The Company represents and warrants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant certificate or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

10. Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday, Sunday or a legal holiday in the State of New York, then such action may be taken or such right may be exercised on the next succeeding day not a legal holiday.

11.      Effect of Certain Events.

(a) If at any time the Company proposes (i) to sell or otherwise convey all or substantially all of its assets or (ii) to effect a transaction (by merger or otherwise) in which more than 50% of the voting power of the Company is disposed of (collectively, a "Sale or Merger Transaction"), in which the consideration to be received by the Company or its shareholders consists solely of cash, then the Warrant shall terminate if the Warrant has not been exercised by the effective date of such Sale or Merger transaction, the Company shall give the holder of this Warrant thirty (30) days notice of such termination and of the proposed effective date of the Sale or Merger transaction.

(b) In case the Company shall at any time effect a Sale or Merger Transaction in which the consideration to be received by the Company or its shareholders consists in whole or in part of consideration other than cash, the holder of this Warrant shall have the right thereafter to purchase, by exercise of this Warrant and payment of the aggregate Exercise Price in effect immediately prior to such action, the kind and amount of shares and other securities and property which it would have owned or have been entitled to receive after the happening of such Sale or Merger transaction had this Warrant been exercised immediately prior thereto.


(c)      "Piggy-Back" Registration.

(i) The holder of this Warrant shall have the right to include all of the Warrant Shares (the "Registrable Securities") as part of any registration of securities filed by the Company (other than in connection with a transaction contemplated by Rule 145(a) promulgated under the Securities Act or pursuant to Forms S-4 or S-8) and must be notified in writing of such filing. The holder shall have five (5) business days to notify the Company in writing as to whether the Company is to include holder's Registrable Securities as part of the registration; provided, however, that if any registration pursuant to this Section shall be underwritten, in whole or in part, the Company may require that the Registrable Securities requested for inclusion pursuant to this Section be included in the underwriting on the same terms and conditions as the securities other-wise being sold through the underwriters. If in the good faith judgment of the underwriter of such offering only a limited number of Registrable Securities should be included in such offering, or no such shares should be included, the holder of such Registrable Securities, and any other selling stockholders, shall be reduced, such reduction to be applied by excluding (on a pro rata basis) Registrable Securities proposed to be sold by the holder of this Warrant and shares proposed to be sold by all other persons. Those Registrable Securities which are not included in an underwritten offering pursuant to the foregoing provisions of this Section (and all other Registrable Securities held by the selling stockholders) shall be withheld from the market by the Holders thereof for a period, not to exceed ninety (90) days, which the underwriter may reasonably determine-nine is necessary in order to effect such underwritten offering, and the Holder shall sign any agreement to this effect requested by such underwriter. Notwithstanding the foregoing provisions, the Company may withdraw any registration statement without incurring any liability to the holders of Registrable Securities.

(ii) The registration rights set forth in Section 11(c)(i) shall cease upon the earliest of (A) the effective registration under the Securities Act of all of the Registrable Securities and the disposal of such securities pursuant to such registration, (B) registration under the Securities Act is no longer required for the immediate public distribution of such security as a result of the provisions of Rule 144 promulgated under the Securities Act, or (C) such Registrable Securities cease to be outstanding.

12. Adjustments-of Exercise Price and Number of Warrant Shares. The number and kind of securities purchasable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time upon the happening of any of the following.

In case the Company shall (i) declare or pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock to holders of its outstanding Common Stock, (ii) subdivide its outstanding shares of Common Stock,
(iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock or (iv) issue any shares of its capital stock in a reclassification of the Common Stock, then the number of Warrant Shares purchasable upon exercise of this Warrant immediately prior thereto shall be adjusted so that the holder of this Warrant shall be entitled to receive the kind and number of Warrant Shares or other securities of the Company which he would have owned or have been entitled to receive had such Warrant been exercised in advance thereof Upon each such adjustment of the kind and number of Warrant Shares or other securities of the Company which are purchasable hereunder, the holder of this Warrant shall thereafter be entitled to purchase the number of Warrant Shares or other securities resulting from such adjustment at an Exercise Price per such Warrant Share or other security obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares purchasable pursuant hereto immediately prior to such adjustment and dividing by the number of Warrant Shares or other securities of the Company resulting from such adjustment. An adjustment made pursuant to this paragraph shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

13. Voluntary Adjustment by the Company . The Company may at any time during the term of this Warrant, reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the Board of Directors of the Company.

14. Notice of Adjustment. Whenever the number of Warrant Shares or number or kind of securities or other property purchasable upon the exercise of this Warrant or the Exercise Price is adjusted, as herein provided, the Company shall promptly mail by registered or certified mail, return receipt requested, to the holder of this Warrant notice of such adjustment or adjustments setting forth the number of Warrant Shares (and other securities or property) purchasable upon the exercise of this Warrant and the Exercise Price of such Warrant Shares (and other securities or property) after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made. Such notice, in absence of manifest error, shall be conclusive evidence of the correctness of such adjustment.

15. Authorized Shares. The Company covenants that during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as 'provided herein without violation of any applicable law or regulation, or of any requirements of prove the NASDAQ Stock Market or any domestic securities exchange upon which the Common Stock may be listed.

16.      Miscellaneous.

(a) Issue Date, Jurisdiction. The provisions of this Warrant shall be construed and shall be given effect in all respects as if it had been issued and delivered by the Company on the date hereof This Warrant shall be binding upon any successors or assigns of the Company. This Warrant shall constitute a contract under the laws of the State of Delaware, without regard to its conflict of law, principles or rules. This Agreement and any dispute, disagreement, or issue of construction or interpretation arising hereunder whether relating to its execution, its validity, the obligations provided herein or performance shall be governed or interpreted according to the internal laws of the State of Delaware without regard to choice of law considerations. The courts of the State of Delaware shall have exclusive jurisdiction over any cause or controversy arising under the terms of this Agreement or between the parties as the result of any act taken or failure to act not taken by either party pursuant to this Agreement.

(b) Restrictions. The holder hereof acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, will have restrictions upon resale imposed by state and federal securities laws.

(c) Modification and Waiver. This Warrant and any provisions hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

(d) Notices. Any notice, request or other document required or permitted to be given or delivered to the holders hereof by the Company shall be delivered or shall be sent by certified or registered mail, postage prepaid, to each such holder at its address as shown on the Books of the Company or to the Company at the address set forth in the Agreement.

(e) Capitalized Terms. All capitalized terms not otherwise defined herein shall have the meaning assigned to them in the Agreement.

(d) Entire Agreement. This Warrant, together with all documents referenced herein, embody the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings relating to the subject matter hereof. No statement, representation, warranty, covenant or agreement of any kind not expressly set forth in this Agreement shall affect, or be used to interpret, change or restrict, the express terms and provisions of this Agreement.



IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized.


Dated: May ____, 1998

                                    TOP SOURCE TECHNOLOGIES, INC.





                        By: _____________________________________________

8

                                    EXHIBIT C

THIS WARRANT AND THE SECURITIES TO BE ISSUED UPON ITS EXERCISE HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION (THE "COMMISSION") OR THE SECURITIES COMMISSION OF ANY STATE PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER REGULATION D PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). THIS WARRANT MAY NOT BE EXERCISED BY OR ON BEHALF OF ANY U.S. PERSON, UNLESS REGISTERED UNDER THE 1933 ACT, OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE. THIS WARRANT SHALL NOT CONSTITUTE AN OFFER TO SELL NOR A SOLICITATION OF AN OFFER TO BUY THE WARRANT IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION WOULD BE UNLAWFUL.

THIS WARRANT AND THE SECURITIES TO BE ISSUED UPON ITS EXERCISE MAY NOT BE SOLD, PLEDGED, TRANSFERRED OR ASSIGNED BY OR TO ANY U.S. PERSON EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT AND UNDER APPLICABLE STATE SECURITIES LAWS, OR IN A TRANSACTION WHICH IS EXEMPT FROM REGISTRATION UNDER THE PROVISIONS OF THE 1933 ACT AND UNDER PROVISIONS OF APPLICABLE STATE SECURITIES LAWS; AND IN THE CASE OF AN EXEMPTION, ONLY IF THE COMPANY HAS RECEIVED AN OPINION FROM COUNSEL THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION OF THE SECURITIES.


                             STOCK PURCHASE WARRANT

                                     No. 1

                  TO PURCHASE 131,250 SHARES OF COMMON STOCK OF


                          TOP SOURCE TECHNOLOGIES, INC.


THIS CERTIFIES that, for value received, Excalibur Limited Partnership, located at, 205 Vesta Drive, Toronto, Ontario, Canada, M5P 3A1, (the "Investor"), is entitled, upon the terms and subject to the conditions hereinafter set forth, at any time on or after May 7, 1998 and on or prior to May 7, 2001 (the "Termination Date") but not thereafter, to subscribe for and purchase from TOP SOURCE TECHNOLOGIES, INC., a corporation incorporated in the State of Delaware (the "Company"), one hundred and thirty one thousand, two hundred and fifty (131,250) shares (the "Warrant Shares") of Common Stock, $.001 value per share of the Company (the "Common Stock"). The purchase price of one share of Common Stock (the "Exercise Price") under this Warrant shall be equal to $1.10. The Exercise Price and the number of shares for which the Warrant is exercisable shall be subject to adjustment as provided herein. This Warrant is being issued in connection with the Subscription Agreement dated May 7th, 1998 (the "Agreement") and is subject to its terms and conditions.

1. Title of Warrant. Prior to the expiration hereof and subject to compliance with applicable laws, this Warrant and all rights hereunder are transferable, in whole or in part, at the office or agency of the Company by the holder hereof in person or by duly authorized attorney, upon surrender of this Warrant together with the Assignment Form annexed hereto properly endorsed.

2. Authorization of Shares. The Company covenants that all shares of Common Stock which may be issued upon the exercise of rights represented by this Warrant will, upon exercise of the rights represented by this Warrant and full payment of the Exercise Price, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

3. Exercise of Warrant. Except as provided in Section 11 herein, exercise of the purchase rights represented by this Warrant may be made pursuant to the Company's registration statement, referred to in the Registration Rights Agreement, declared effective by the Securities and Exchange Commission (the
"Effective Date") as follows: (a) 52,500 shares commencing on the Effective Date; (b) 26,250 shares commencing ninety (90) days after the Effective Date;
(c) 26,250 shares commencing one hundred and fifty (150) days after the Effective Date; and (d) 26,250 shares commencing two hundred and ten (210) days after the Effective Date, and all shares as set out in (a), (b), (c) and, (d) ending before the close of business on the Termination Date, or such earlier date on which this Warrant may terminate as provided in this Warrant, by the surrender of this Warrant and the Notice of Exercise Form annexed hereto duly executed, at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered holder hereof at the address of such holder appearing on the books of the Company) and upon payment of the Exercise Price of the shares thereby purchased; whereupon the holder of this Warrant shall be entitled to receive a certificate for the number of shares of Common Stock so purchased. Certificates for shares purchased hereunder shall be delivered to the holder hereof within four (4) business days after the date on which this Warrant shall have been exercised as aforesaid, or be subject to the damages set forth in the Agreement. Payment of the Exercise Price may be by certified check or cashier's check or by wire transfer to an account designated by the Company in an amount equal to the Exercise Price multiplied by the number of Warrant Shares.

4. No Fractional Shares or Script. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. Fractional Shares shall be rounded down as provided for in Section 5(g) of the Certificate of Designation.

5. Charges, Taxes and Expenses. Issuance of certificates for shares of Common Stock upon the exercise of this Warrant shall be made without charge to the holder hereof for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the holder of this Warrant or in such name or names as may be directed by the holder of this Warrant; provided, however, that in the event certificates for shares of Common Stock are to be issued in a name other than the name of the holder of this Warrant, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the holder hereof, and provided further, that upon any transfer involved in the issuance or delivery of any certificates for shares of Common Stock, the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

6. Closing of Books. Unless otherwise required by law or the principal trading market for the Company's Common Stock, the Company will not close its shareholder books or records in any manner which prevents the timely exercise of this Warrant for a period of time in excess of five (5) trading days per year.

7. No Rights as Shareholder until Exercise. This Warrant does not entitle the holder hereof to any voting rights or other rights as a shareholder of the Company prior to the exercise thereof. Upon the surrender of this Warrant and the payment of the aggregate Exercise Price, the Warrant Shares so purchased shall be, and be deemed to be, issued to such holder as the record owner of such shares as of the close of business on the later of the date of such surrender or payment.

8. Assignment and Transfer of Warrant. This Warrant may be assigned by the surrender of this Warrant and the Assignment Form annexed hereto duly executed at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered holder hereof at the address of such holder appearing on the books of the Company); provided, however, that the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any expenses of transfer incidental thereto and that this Warrant may not be resold or otherwise transferred except (I) in a transaction registered under the Securities Act of 1933 (the "Securities Act"), or (ii) in a transaction pursuant to an exemption, if available, from such registration and whereby, if requested by the Company, an opinion of counsel reasonably satisfactory to counsel for the Company is obtained by the holder of this Warrant to the effect that the transaction is so exempt.

9. Loss, Theft, Destruction or Mutilation of Warrant. The Company represents and warrants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant certificate or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

10. Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday, Sunday or a legal holiday in the State of New York, then such action may be taken or such right may be exercised on the next succeeding day not a legal holiday.

11.      Effect of Certain Events.

(a) If at any time the Company proposes (i) to sell or otherwise convey all or substantially all of its assets or (ii) to effect a transaction (by merger or otherwise) in which more than 50% of the voting power of the Company is disposed of (collectively, a "Sale or Merger Transaction"), in which the consideration to be received by the Company or its shareholders consists solely of cash, then the Warrant shall terminate if the Warrant has not been exercised by the effective date of such Sale or Merger transaction, the Company shall give the holder of this Warrant thirty (30) days notice of such termination and of the proposed effective date of the Sale or Merger transaction.

(b) In case the Company shall at any time effect a Sale or Merger Transaction in which the consideration to be received by the Company or its shareholders consists in whole or in part of consideration other than cash, the holder of this Warrant shall have the right thereafter to purchase, by exercise of this Warrant and payment of the aggregate Exercise Price in effect immediately prior to such action, the kind and amount of shares and other securities and property which it would have owned or have been entitled to receive after the happening of such Sale or Merger transaction had this Warrant been exercised immediately prior thereto.


(c)      "Piggy-Back" Registration.

(i) The holder of this Warrant shall have the right to include all of the Warrant Shares (the "Registrable Securities") as part of any registration of securities filed by the Company (other than in connection with a transaction contemplated by Rule 145(a) promulgated under the Securities Act or pursuant to Forms S-4 or S-8) and must be notified in writing of such filing. The holder shall have five (5) business days to notify the Company in writing as to whether the Company is to include holder's Registrable Securities as part of the registration; provided, however, that if any registration pursuant to this Section shall be underwritten, in whole or in part, the Company may require that the Registrable Securities requested for inclusion pursuant to this Section be included in the underwriting on the same terms and conditions as the securities other-wise being sold through the underwriters. If in the good faith judgment of the underwriter of such offering only a limited number of Registrable Securities should be included in such offering, or no such shares should be included, the holder of such Registrable Securities, and any other selling stockholders, shall be reduced, such reduction to be applied by excluding (on a pro rata basis) Registrable Securities proposed to be sold by the holder of this Warrant and shares proposed to be sold by all other persons. Those Registrable Securities which are not included in an underwritten offering pursuant to the foregoing provisions of this Section (and all other Registrable Securities held by the selling stockholders) shall be withheld from the market by the Holders thereof for a period, not to exceed ninety (90) days, which the underwriter may reasonably determine-nine is necessary in order to effect such underwritten offering, and the Holder shall sign any agreement to this effect requested by such underwriter. Notwithstanding the foregoing provisions, the Company may withdraw any registration statement without incurring any liability to the holders of Registrable Securities.

(ii) The registration rights set forth in Section 11(c)(i) shall cease upon the earliest of (A) the effective registration under the Securities Act of all of the Registrable Securities and the disposal of such securities pursuant to such registration, (B) registration under the Securities Act is no longer required for the immediate public distribution of such security as a result of the provisions of Rule 144 promulgated under the Securities Act, or (C) such Registrable Securities cease to be outstanding.

12. Adjustments-of Exercise Price and Number of Warrant Shares. The number and kind of securities purchasable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time upon the happening of any of the following.

In case the Company shall (i) declare or pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock to holders of its outstanding Common Stock, (ii) subdivide its outstanding shares of Common Stock,
(iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock or (iv) issue any shares of its capital stock in a reclassification of the Common Stock, then the number of Warrant Shares purchasable upon exercise of this Warrant immediately prior thereto shall be adjusted so that the holder of this Warrant shall be entitled to receive the kind and number of Warrant Shares or other securities of the Company which he would have owned or have been entitled to receive had such Warrant been exercised in advance thereof Upon each such adjustment of the kind and number of Warrant Shares or other securities of the Company which are purchasable hereunder, the holder of this Warrant shall thereafter be entitled to purchase the number of Warrant Shares or other securities resulting from such adjustment at an Exercise Price per such Warrant Share or other security obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares purchasable pursuant hereto immediately prior to such adjustment and dividing by the number of Warrant Shares or other securities of the Company resulting from such adjustment. An adjustment made pursuant to this paragraph shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

13. Voluntary Adjustment by the Company. The Company may at any time during the term of this Warrant, reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the Board of Directors of the Company.

14. Notice of Adjustment. Whenever the number of Warrant Shares or number or kind of securities or other property purchasable upon the exercise of this Warrant or the Exercise Price is adjusted, as herein provided, the Company shall promptly mail by registered or certified mail, return receipt requested, to the holder of this Warrant notice of such adjustment or adjustments setting forth the number of Warrant Shares (and other securities or property) purchasable upon the exercise of this Warrant and the Exercise Price of such Warrant Shares (and other securities or property) after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made. Such notice, in absence of manifest error, shall be conclusive evidence of the correctness of such adjustment.

15. Authorized Shares. The Company covenants that during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as 'provided herein without violation of any applicable law or regulation, or of any requirements of prove the NASDAQ Stock Market or any domestic securities exchange upon which the Common Stock may be listed.

16.      Miscellaneous.

(a) Issue Date, Jurisdiction. The provisions of this Warrant shall be construed and shall be given effect in all respects as if it had been issued and delivered by the Company on the date hereof This Warrant shall be binding upon any successors or assigns of the Company. This Warrant shall constitute a contract under the laws of the State of Delaware, without regard to its conflict of law, principles or rules. This Agreement and any dispute, disagreement, or issue of construction or interpretation arising hereunder whether relating to its execution, its validity, the obligations provided herein or performance shall be governed or interpreted according to the internal laws of the State of Delaware without regard to choice of law considerations. The courts of the State of Delaware shall have exclusive jurisdiction over any cause or controversy arising under the terms of this Agreement or between the parties as the result of any act taken or failure to act not taken by either party pursuant to this Agreement.

(b) Restrictions. The holder hereof acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, will have restrictions upon resale imposed by state and federal securities laws.

(c) Modification and Waiver. This Warrant and any provisions hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

(d) Notices. Any notice, request or other document required or permitted to be given or delivered to the holders hereof by the Company shall be delivered or shall be sent by certified or registered mail, postage prepaid, to each such holder at its address as shown on the Books of the Company or to the Company at the address set forth in the Agreement.

(e) Capitalized Terms. All capitalized terms not otherwise defined herein shall have the meaning assigned to them in the Agreement.

(d) Entire Agreement. This Warrant, together with all documents referenced herein, embody the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings relating to the subject matter hereof. No statement, representation, warranty, covenant or agreement of any kind not expressly set forth in this Agreement shall affect, or be used to interpret, change or restrict, the express terms and provisions of this Agreement.



IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized.


Dated: May 7th, 1998

                                    TOP SOURCE TECHNOLOGIES, INC.





                    By: _____________________________________________

8

                                    EXHIBIT C

THIS WARRANT AND THE SECURITIES TO BE ISSUED UPON ITS EXERCISE HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION (THE "COMMISSION") OR THE SECURITIES COMMISSION OF ANY STATE PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER REGULATION D PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). THIS WARRANT MAY NOT BE EXERCISED BY OR ON BEHALF OF ANY U.S. PERSON, UNLESS REGISTERED UNDER THE 1933 ACT, OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE. THIS WARRANT SHALL NOT CONSTITUTE AN OFFER TO SELL NOR A SOLICITATION OF AN OFFER TO BUY THE WARRANT IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION WOULD BE UNLAWFUL.

THIS WARRANT AND THE SECURITIES TO BE ISSUED UPON ITS EXERCISE MAY NOT BE SOLD, PLEDGED, TRANSFERRED OR ASSIGNED BY OR TO ANY U.S. PERSON EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT AND UNDER APPLICABLE STATE SECURITIES LAWS, OR IN A TRANSACTION WHICH IS EXEMPT FROM REGISTRATION UNDER THE PROVISIONS OF THE 1933 ACT AND UNDER PROVISIONS OF APPLICABLE STATE SECURITIES LAWS; AND IN THE CASE OF AN EXEMPTION, ONLY IF THE COMPANY HAS RECEIVED AN OPINION FROM COUNSEL THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION OF THE SECURITIES.


                             STOCK PURCHASE WARRANT

                                     No. 2

                  TO PURCHASE 56,250 SHARES OF COMMON STOCK OF


                          TOP SOURCE TECHNOLOGIES, INC.


THIS CERTIFIES that, for value received, Gundyco in Trust for RRSP 550-98866-19, located at, 4120 Yonge Street, Suite 416, Toronto, Ontario, Canada, M2P 1B8, (the "Investor"), is entitled, upon the terms and subject to the conditions hereinafter set forth, at any time on or after May 7, 1998 and on or prior to May 7, 2001 (the "Termination Date") but not thereafter, to subscribe for and purchase from TOP SOURCE TECHNOLOGIES, INC., a corporation incorporated in the State of Delaware (the "Company"), fifty six thousand, two hundred and fifty (56,250) shares (the "Warrant Shares") of Common Stock, $.001 value per share of the Company (the "Common Stock"). The purchase price of one share of Common Stock (the "Exercise Price") under this Warrant shall be equal to $1.10. The Exercise Price and the number of shares for which the Warrant is exercisable shall be subject to adjustment as provided herein. This Warrant is being issued in connection with the Subscription Agreement dated May 7th, 1998 (the "Agreement") and is subject to its terms and conditions.

1. Title of Warrant. Prior to the expiration hereof and subject to compliance with applicable laws, this Warrant and all rights hereunder are transferable, in whole or in part, at the office or agency of the Company by the holder hereof in person or by duly authorized attorney, upon surrender of this Warrant together with the Assignment Form annexed hereto properly endorsed.

2. Authorization of Shares. The Company covenants that all shares of Common Stock which may be issued upon the exercise of rights represented by this Warrant will, upon exercise of the rights represented by this Warrant and full payment of the Exercise Price, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

3. Exercise of Warrant. Except as provided in Section 11 herein, exercise of the purchase rights represented by this Warrant may be made pursuant to the Company's registration statement, referred to in the Registration Rights Agreement, declared effective by the Securities and Exchange Commission (the
"Effective Date") as follows: (a) 22,500 shares commencing on the Effective Date; (b) 11,250 shares commencing ninety (90) days after the Effective Date;
(c) 11,250 shares commencing one hundred and fifty (150) days after the Effective Date; and (d) 11,250 shares commencing two hundred and ten (210) days after the Effective Date, and all shares as set out in (a), (b), (c) and, (d) ending before the close of business on the Termination Date, or such earlier date on which this Warrant may terminate as provided in this Warrant, by the surrender of this Warrant and the Notice of Exercise Form annexed hereto duly executed, at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered holder hereof at the address of such holder appearing on the books of the Company) and upon payment of the Exercise Price of the shares thereby purchased; whereupon the holder of this Warrant shall be entitled to receive a certificate for the number of shares of Common Stock so purchased. Certificates for shares purchased hereunder shall be delivered to the holder hereof within four (4) business days after the date on which this Warrant shall have been exercised as aforesaid, or be subject to the damages set forth in the Agreement. Payment of the Exercise Price may be by certified check or cashier's check or by wire transfer to an account designated by the Company in an amount equal to the Exercise Price multiplied by the number of Warrant Shares.

4. No Fractional Shares or Script. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. Fractional Shares shall be rounded down as provided for in Section 5(g) of the Certificate of Designation.

5. Charges, Taxes and Expenses. Issuance of certificates for shares of Common Stock upon the exercise of this Warrant shall be made without charge to the holder hereof for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the holder of this Warrant or in such name or names as may be directed by the holder of this Warrant; provided, however, that in the event certificates for shares of Common Stock are to be issued in a name other than the name of the holder of this Warrant, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the holder hereof, and provided further, that upon any transfer involved in the issuance or delivery of any certificates for shares of Common Stock, the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

6. Closing of Books. Unless otherwise required by law or the principal trading market for the Company's Common Stock, the Company will not close its shareholder books or records in any manner which prevents the timely exercise of this Warrant for a period of time in excess of five (5) trading days per year.

7. No Rights as Shareholder until Exercise. This Warrant does not entitle the holder hereof to any voting rights or other rights as a shareholder of the Company prior to the exercise thereof. Upon the surrender of this Warrant and the payment of the aggregate Exercise Price, the Warrant Shares so purchased shall be, and be deemed to be, issued to such holder as the record owner of such shares as of the close of business on the later of the date of such surrender or payment.

8. Assignment and Transfer of Warrant. This Warrant may be assigned by the surrender of this Warrant and the Assignment Form annexed hereto duly executed at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered holder hereof at the address of such holder appearing on the books of the Company); provided, however, that the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any expenses of transfer incidental thereto and that this Warrant may not be resold or otherwise transferred except (I) in a transaction registered under the Securities Act of 1933 (the "Securities Act"), or (ii) in a transaction pursuant to an exemption, if available, from such registration and whereby, if requested by the Company, an opinion of counsel reasonably satisfactory to counsel for the Company is obtained by the holder of this Warrant to the effect that the transaction is so exempt.

9. Loss, Theft, Destruction or Mutilation of Warrant. The Company represents and warrants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant certificate or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

10. Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday, Sunday or a legal holiday in the State of New York, then such action may be taken or such right may be exercised on the next succeeding day not a legal holiday.

11.      Effect of Certain Events.

(a) If at any time the Company proposes (i) to sell or otherwise convey all or substantially all of its assets or (ii) to effect a transaction (by merger or otherwise) in which more than 50% of the voting power of the Company is disposed of (collectively, a "Sale or Merger Transaction"), in which the consideration to be received by the Company or its shareholders consists solely of cash, then the Warrant shall terminate if the Warrant has not been exercised by the effective date of such Sale or Merger transaction, the Company shall give the holder of this Warrant thirty (30) days notice of such termination and of the proposed effective date of the Sale or Merger transaction.

(b) In case the Company shall at any time effect a Sale or Merger Transaction in which the consideration to be received by the Company or its shareholders consists in whole or in part of consideration other than cash, the holder of this Warrant shall have the right thereafter to purchase, by exercise of this Warrant and payment of the aggregate Exercise Price in effect immediately prior to such action, the kind and amount of shares and other securities and property which it would have owned or have been entitled to receive after the happening of such Sale or Merger transaction had this Warrant been exercised immediately prior thereto.


(c)      "Piggy-Back" Registration.

(i) The holder of this Warrant shall have the right to include all of the Warrant Shares (the "Registrable Securities") as part of any registration of securities filed by the Company (other than in connection with a transaction contemplated by Rule 145(a) promulgated under the Securities Act or pursuant to Forms S-4 or S-8) and must be notified in writing of such filing. The holder shall have five (5) business days to notify the Company in writing as to whether the Company is to include holder's Registrable Securities as part of the registration; provided, however, that if any registration pursuant to this Section shall be underwritten, in whole or in part, the Company may require that the Registrable Securities requested for inclusion pursuant to this Section be included in the underwriting on the same terms and conditions as the securities other-wise being sold through the underwriters. If in the good faith judgment of the underwriter of such offering only a limited number of Registrable Securities should be included in such offering, or no such shares should be included, the holder of such Registrable Securities, and any other selling stockholders, shall be reduced, such reduction to be applied by excluding (on a pro rata basis) Registrable Securities proposed to be sold by the holder of this Warrant and shares proposed to be sold by all other persons. Those Registrable Securities which are not included in an underwritten offering pursuant to the foregoing provisions of this Section (and all other Registrable Securities held by the selling stockholders) shall be withheld from the market by the Holders thereof for a period, not to exceed ninety (90) days, which the underwriter may reasonably determine-nine is necessary in order to effect such underwritten offering, and the Holder shall sign any agreement to this effect requested by such underwriter. Notwithstanding the foregoing provisions, the Company may withdraw any registration statement without incurring any liability to the holders of Registrable Securities.

(ii) The registration rights set forth in Section 11(c)(i) shall cease upon the earliest of (A) the effective registration under the Securities Act of all of the Registrable Securities and the disposal of such securities pursuant to such registration, (B) registration under the Securities Act is no longer required for the immediate public distribution of such security as a result of the provisions of Rule 144 promulgated under the Securities Act, or (C) such Registrable Securities cease to be outstanding.

12. Adjustments-of Exercise Price and Number of Warrant Shares. The number and kind of securities purchasable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time upon the happening of any of the following.

In case the Company shall (i) declare or pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock to holders of its outstanding Common Stock, (ii) subdivide its outstanding shares of Common Stock,
(iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock or (iv) issue any shares of its capital stock in a reclassification of the Common Stock, then the number of Warrant Shares purchasable upon exercise of this Warrant immediately prior thereto shall be adjusted so that the holder of this Warrant shall be entitled to receive the kind and number of Warrant Shares or other securities of the Company which he would have owned or have been entitled to receive had such Warrant been exercised in advance thereof Upon each such adjustment of the kind and number of Warrant Shares or other securities of the Company which are purchasable hereunder, the holder of this Warrant shall thereafter be entitled to purchase the number of Warrant Shares or other securities resulting from such adjustment at an Exercise Price per such Warrant Share or other security obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares purchasable pursuant hereto immediately prior to such adjustment and dividing by the number of Warrant Shares or other securities of the Company resulting from such adjustment. An adjustment made pursuant to this paragraph shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

13. Voluntary Adjustment by the Company. The Company may at any time during the term of this Warrant, reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the Board of Directors of the Company.

14. Notice of Adjustment. Whenever the number of Warrant Shares or number or kind of securities or other property purchasable upon the exercise of this Warrant or the Exercise Price is adjusted, as herein provided, the Company shall promptly mail by registered or certified mail, return receipt requested, to the holder of this Warrant notice of such adjustment or adjustments setting forth the number of Warrant Shares (and other securities or property) purchasable upon the exercise of this Warrant and the Exercise Price of such Warrant Shares (and other securities or property) after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made. Such notice, in absence of manifest error, shall be conclusive evidence of the correctness of such adjustment.

15. Authorized Shares. The Company covenants that during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as 'provided herein without violation of any applicable law or regulation, or of any requirements of prove the NASDAQ Stock Market or any domestic securities exchange upon which the Common Stock may be listed.

16.      Miscellaneous.

(a) Issue Date, Jurisdiction. The provisions of this Warrant shall be construed and shall be given effect in all respects as if it had been issued and delivered by the Company on the date hereof This Warrant shall be binding upon any successors or assigns of the Company. This Warrant shall constitute a contract under the laws of the State of Delaware, without regard to its conflict of law, principles or rules. This Agreement and any dispute, disagreement, or issue of construction or interpretation arising hereunder whether relating to its execution, its validity, the obligations provided herein or performance shall be governed or interpreted according to the internal laws of the State of Delaware without regard to choice of law considerations. The courts of the State of Delaware shall have exclusive jurisdiction over any cause or controversy arising under the terms of this Agreement or between the parties as the result of any act taken or failure to act not taken by either party pursuant to this Agreement.

(b) Restrictions. The holder hereof acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, will have restrictions upon resale imposed by state and federal securities laws.

(c) Modification and Waiver. This Warrant and any provisions hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

(d) Notices. Any notice, request or other document required or permitted to be given or delivered to the holders hereof by the Company shall be delivered or shall be sent by certified or registered mail, postage prepaid, to each such holder at its address as shown on the Books of the Company or to the Company at the address set forth in the Agreement.

(e) Capitalized Terms. All capitalized terms not otherwise defined herein shall have the meaning assigned to them in the Agreement.

(d) Entire Agreement. This Warrant, together with all documents referenced herein, embody the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings relating to the subject matter hereof. No statement, representation, warranty, covenant or agreement of any kind not expressly set forth in this Agreement shall affect, or be used to interpret, change or restrict, the express terms and provisions of this Agreement.



IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized.


Dated: May 7th, 1998

                                    TOP SOURCE TECHNOLOGIES, INC.





                       By: _____________________________________________

8

                                    EXHIBIT C

THIS WARRANT AND THE SECURITIES TO BE ISSUED UPON ITS EXERCISE HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION (THE "COMMISSION") OR THE SECURITIES COMMISSION OF ANY STATE PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER REGULATION D PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). THIS WARRANT MAY NOT BE EXERCISED BY OR ON BEHALF OF ANY U.S. PERSON, UNLESS REGISTERED UNDER THE 1933 ACT, OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE. THIS WARRANT SHALL NOT CONSTITUTE AN OFFER TO SELL NOR A SOLICITATION OF AN OFFER TO BUY THE WARRANT IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION WOULD BE UNLAWFUL.

THIS WARRANT AND THE SECURITIES TO BE ISSUED UPON ITS EXERCISE MAY NOT BE SOLD, PLEDGED, TRANSFERRED OR ASSIGNED BY OR TO ANY U.S. PERSON EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT AND UNDER APPLICABLE STATE SECURITIES LAWS, OR IN A TRANSACTION WHICH IS EXEMPT FROM REGISTRATION UNDER THE PROVISIONS OF THE 1933 ACT AND UNDER PROVISIONS OF APPLICABLE STATE SECURITIES LAWS; AND IN THE CASE OF AN EXEMPTION, ONLY IF THE COMPANY HAS RECEIVED AN OPINION FROM COUNSEL THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION OF THE SECURITIES.


                             STOCK PURCHASE WARRANT

                                     No. 3

                  TO PURCHASE 20,500 SHARES OF COMMON STOCK OF


                          TOP SOURCE TECHNOLOGIES, INC.


THIS CERTIFIES that, for value received, H & H Securities Limited, located at, 205 Vesta Drive, Toronto, Ontario, Canada, M5P 3A1, (the "Investor"), is entitled, upon the terms and subject to the conditions hereinafter set forth, at any time on or after May 7, 1998 and on or prior to May 7, 2001 (the "Termination Date") but not thereafter, to subscribe for and purchase from TOP SOURCE TECHNOLOGIES, INC., a corporation incorporated in the State of Delaware (the "Company"), twenty thousand, five hundred (20,500) shares (the "Warrant Shares") of Common Stock, $.001 value per share of the Company (the "Common Stock"). The purchase price of one share of Common Stock (the "Exercise Price") under this Warrant shall be equal to $1.10. The Exercise Price and the number of shares for which the Warrant is exercisable shall be subject to adjustment as provided herein. This Warrant is being issued in connection with the Subscription Agreement dated May 7th, 1998 (the "Agreement") and is subject to its terms and conditions.

1. Title of Warrant. Prior to the expiration hereof and subject to compliance with applicable laws, this Warrant and all rights hereunder are transferable, in whole or in part, at the office or agency of the Company by the holder hereof in person or by duly authorized attorney, upon surrender of this Warrant together with the Assignment Form annexed hereto properly endorsed.

2. Authorization of Shares. The Company covenants that all shares of Common Stock which may be issued upon the exercise of rights represented by this Warrant will, upon exercise of the rights represented by this Warrant and full payment of the Exercise Price, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

3. Exercise of Warrant. Except as provided in Section 11 herein, exercise of the purchase rights represented by this Warrant may be made pursuant to the Company's registration statement, referred to in the Registration Rights Agreement, declared effective by the Securities and Exchange Commission (the "Effective Date") as follows: (a) 8,200 shares commencing on the Effective Date;
(b) 4,100 shares commencing ninety (90) days after the Effective Date; (c) 4,100 shares commencing one hundred and fifty (150) days after the Effective Date; and
(d) 4,100 shares commencing two hundred and ten (210) days after the Effective Date, and all shares as set out in (a), (b), (c) and, (d) ending before the close of business on the Termination Date, or such earlier date on which this Warrant may terminate as provided in this Warrant, by the surrender of this Warrant and the Notice of Exercise Form annexed hereto duly executed, at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered holder hereof at the address of such holder appearing on the books of the Company) and upon payment of the Exercise Price of the shares thereby purchased; whereupon the holder of this Warrant shall be entitled to receive a certificate for the number of shares of Common Stock so purchased. Certificates for shares purchased hereunder shall be delivered to the holder hereof within four (4) business days after the date on which this Warrant shall have been exercised as aforesaid, or be subject to the damages set forth in the Agreement. Payment of the Exercise Price may be by certified check or cashier's check or by wire transfer to an account designated by the Company in an amount equal to the Exercise Price multiplied by the number of Warrant Shares.

4. No Fractional Shares or Script. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. Fractional Shares shall be rounded down as provided for in Section 5(g) of the Certificate of Designation.

5. Charges, Taxes and Expenses. Issuance of certificates for shares of Common Stock upon the exercise of this Warrant shall be made without charge to the holder hereof for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the holder of this Warrant or in such name or names as may be directed by the holder of this Warrant; provided, however, that in the event certificates for shares of Common Stock are to be issued in a name other than the name of the holder of this Warrant, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the holder hereof, and provided further, that upon any transfer involved in the issuance or delivery of any certificates for shares of Common Stock, the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

6. Closing of Books. Unless otherwise required by law or the principal trading market for the Company's Common Stock, the Company will not close its shareholder books or records in any manner which prevents the timely exercise of this Warrant for a period of time in excess of five (5) trading days per year.

7. No Rights as Shareholder until Exercise. This Warrant does not entitle the holder hereof to any voting rights or other rights as a shareholder of the Company prior to the exercise thereof. Upon the surrender of this Warrant and the payment of the aggregate Exercise Price, the Warrant Shares so purchased shall be, and be deemed to be, issued to such holder as the record owner of such shares as of the close of business on the later of the date of such surrender or payment.

8. Assignment and Transfer of Warrant. This Warrant may be assigned by the surrender of this Warrant and the Assignment Form annexed hereto duly executed at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered holder hereof at the address of such holder appearing on the books of the Company); provided, however, that the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any expenses of transfer incidental thereto and that this Warrant may not be resold or otherwise transferred except (I) in a transaction registered under the Securities Act of 1933 (the "Securities Act"), or (ii) in a transaction pursuant to an exemption, if available, from such registration and whereby, if requested by the Company, an opinion of counsel reasonably satisfactory to counsel for the Company is obtained by the holder of this Warrant to the effect that the transaction is so exempt.

9. Loss, Theft, Destruction or Mutilation of Warrant. The Company represents and warrants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant certificate or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

10. Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday, Sunday or a legal holiday in the State of New York, then such action may be taken or such right may be exercised on the next succeeding day not a legal holiday.

11.      Effect of Certain Events.

(a) If at any time the Company proposes (i) to sell or otherwise convey all or substantially all of its assets or (ii) to effect a transaction (by merger or otherwise) in which more than 50% of the voting power of the Company is disposed of (collectively, a "Sale or Merger Transaction"), in which the consideration to be received by the Company or its shareholders consists solely of cash, then the Warrant shall terminate if the Warrant has not been exercised by the effective date of such Sale or Merger transaction, the Company shall give the holder of this Warrant thirty (30) days notice of such termination and of the proposed effective date of the Sale or Merger transaction.

(b) In case the Company shall at any time effect a Sale or Merger Transaction in which the consideration to be received by the Company or its shareholders consists in whole or in part of consideration other than cash, the holder of this Warrant shall have the right thereafter to purchase, by exercise of this Warrant and payment of the aggregate Exercise Price in effect immediately prior to such action, the kind and amount of shares and other securities and property which it would have owned or have been entitled to receive after the happening of such Sale or Merger transaction had this Warrant been exercised immediately prior thereto.


(c)      "Piggy-Back" Registration.

(i) The holder of this Warrant shall have the right to include all of the Warrant Shares (the "Registrable Securities") as part of any registration of securities filed by the Company (other than in connection with a transaction contemplated by Rule 145(a) promulgated under the Securities Act or pursuant to Forms S-4 or S-8) and must be notified in writing of such filing. The holder shall have five (5) business days to notify the Company in writing as to whether the Company is to include holder's Registrable Securities as part of the registration; provided, however, that if any registration pursuant to this Section shall be underwritten, in whole or in part, the Company may require that the Registrable Securities requested for inclusion pursuant to this Section be included in the underwriting on the same terms and conditions as the securities other-wise being sold through the underwriters. If in the good faith judgment of the underwriter of such offering only a limited number of Registrable Securities should be included in such offering, or no such shares should be included, the holder of such Registrable Securities, and any other selling stockholders, shall be reduced, such reduction to be applied by excluding (on a pro rata basis) Registrable Securities proposed to be sold by the holder of this Warrant and shares proposed to be sold by all other persons. Those Registrable Securities which are not included in an underwritten offering pursuant to the foregoing provisions of this Section (and all other Registrable Securities held by the selling stockholders) shall be withheld from the market by the Holders thereof for a period, not to exceed ninety (90) days, which the underwriter may reasonably determine-nine is necessary in order to effect such underwritten offering, and the Holder shall sign any agreement to this effect requested by such underwriter. Notwithstanding the foregoing provisions, the Company may withdraw any registration statement without incurring any liability to the holders of Registrable Securities.

(ii) The registration rights set forth in Section 11(c)(i) shall cease upon the earliest of (A) the effective registration under the Securities Act of all of the Registrable Securities and the disposal of such securities pursuant to such registration, (B) registration under the Securities Act is no longer required for the immediate public distribution of such security as a result of the provisions of Rule 144 promulgated under the Securities Act, or (C) such Registrable Securities cease to be outstanding.

12. Adjustments-of Exercise Price and Number of Warrant Shares. The number and kind of securities purchasable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time upon the happening of any of the following.

In case the Company shall (i) declare or pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock to holders of its outstanding Common Stock, (ii) subdivide its outstanding shares of Common Stock,
(iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock or (iv) issue any shares of its capital stock in a reclassification of the Common Stock, then the number of Warrant Shares purchasable upon exercise of this Warrant immediately prior thereto shall be adjusted so that the holder of this Warrant shall be entitled to receive the kind and number of Warrant Shares or other securities of the Company which he would have owned or have been entitled to receive had such Warrant been exercised in advance thereof Upon each such adjustment of the kind and number of Warrant Shares or other securities of the Company which are purchasable hereunder, the holder of this Warrant shall thereafter be entitled to purchase the number of Warrant Shares or other securities resulting from such adjustment at an Exercise Price per such Warrant Share or other security obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares purchasable pursuant hereto immediately prior to such adjustment and dividing by the number of Warrant Shares or other securities of the Company resulting from such adjustment. An adjustment made pursuant to this paragraph shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

13. Voluntary Adjustment by the Company. The Company may at any time during the term of this Warrant, reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the Board of Directors of the Company.

14. Notice of Adjustment. Whenever the number of Warrant Shares or number or kind of securities or other property purchasable upon the exercise of this Warrant or the Exercise Price is adjusted, as herein provided, the Company shall promptly mail by registered or certified mail, return receipt requested, to the holder of this Warrant notice of such adjustment or adjustments setting forth the number of Warrant Shares (and other securities or property) purchasable upon the exercise of this Warrant and the Exercise Price of such Warrant Shares (and other securities or property) after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made. Such notice, in absence of manifest error, shall be conclusive evidence of the correctness of such adjustment.

15. Authorized Shares. The Company covenants that during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as 'provided herein without violation of any applicable law or regulation, or of any requirements of prove the NASDAQ Stock Market or any domestic securities exchange upon which the Common Stock may be listed.

16.      Miscellaneous.

(a) Issue Date, Jurisdiction. The provisions of this Warrant shall be construed and shall be given effect in all respects as if it had been issued and delivered by the Company on the date hereof This Warrant shall be binding upon any successors or assigns of the Company. This Warrant shall constitute a contract under the laws of the State of Delaware, without regard to its conflict of law, principles or rules. This Agreement and any dispute, disagreement, or issue of construction or interpretation arising hereunder whether relating to its execution, its validity, the obligations provided herein or performance shall be governed or interpreted according to the internal laws of the State of Delaware without regard to choice of law considerations. The courts of the State of Delaware shall have exclusive jurisdiction over any cause or controversy arising under the terms of this Agreement or between the parties as the result of any act taken or failure to act not taken by either party pursuant to this Agreement.

(b) Restrictions. The holder hereof acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, will have restrictions upon resale imposed by state and federal securities laws.

(c) Modification and Waiver. This Warrant and any provisions hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

(d) Notices. Any notice, request or other document required or permitted to be given or delivered to the holders hereof by the Company shall be delivered or shall be sent by certified or registered mail, postage prepaid, to each such holder at its address as shown on the Books of the Company or to the Company at the address set forth in the Agreement.

(e) Capitalized Terms. All capitalized terms not otherwise defined herein shall have the meaning assigned to them in the Agreement.

(d) Entire Agreement. This Warrant, together with all documents referenced herein, embody the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings relating to the subject matter hereof. No statement, representation, warranty, covenant or agreement of any kind not expressly set forth in this Agreement shall affect, or be used to interpret, change or restrict, the express terms and provisions of this Agreement.



IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized.


Dated: May 7th, 1998

                                    TOP SOURCE TECHNOLOGIES, INC.





                      By: _____________________________________________

8

                                    EXHIBIT C

THIS WARRANT AND THE SECURITIES TO BE ISSUED UPON ITS EXERCISE HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION (THE "COMMISSION") OR THE SECURITIES COMMISSION OF ANY STATE PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER REGULATION D PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). THIS WARRANT MAY NOT BE EXERCISED BY OR ON BEHALF OF ANY U.S. PERSON, UNLESS REGISTERED UNDER THE 1933 ACT, OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE. THIS WARRANT SHALL NOT CONSTITUTE AN OFFER TO SELL NOR A SOLICITATION OF AN OFFER TO BUY THE WARRANT IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION WOULD BE UNLAWFUL.

THIS WARRANT AND THE SECURITIES TO BE ISSUED UPON ITS EXERCISE MAY NOT BE SOLD, PLEDGED, TRANSFERRED OR ASSIGNED BY OR TO ANY U.S. PERSON EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT AND UNDER APPLICABLE STATE SECURITIES LAWS, OR IN A TRANSACTION WHICH IS EXEMPT FROM REGISTRATION UNDER THE PROVISIONS OF THE 1933 ACT AND UNDER PROVISIONS OF APPLICABLE STATE SECURITIES LAWS; AND IN THE CASE OF AN EXEMPTION, ONLY IF THE COMPANY HAS RECEIVED AN OPINION FROM COUNSEL THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION OF THE SECURITIES.


                             STOCK PURCHASE WARRANT

                                     No. 4

                  TO PURCHASE 21,000 SHARES OF COMMON STOCK OF


                          TOP SOURCE TECHNOLOGIES, INC.


THIS CERTIFIES that, for value received, Intercontinental Holding Company Ltd., located at, 8351 Roswell Road, Suite 239, Atlanta, Georgia, 30350, U.S.A., (the "Investor"), is entitled, upon the terms and subject to the conditions hereinafter set forth, at any time on or after May 7, 1998 and on or prior to May 7, 2001 (the "Termination Date") but not thereafter, to subscribe for and purchase from TOP SOURCE TECHNOLOGIES, INC., a corporation incorporated in the State of Delaware (the "Company"), twenty one thousand (21,000) shares (the "Warrant Shares") of Common Stock, $.001 value per share of the Company (the "Common Stock"). The purchase price of one share of Common Stock (the "Exercise Price") under this Warrant shall be equal to $1.10. The Exercise Price and the number of shares for which the Warrant is exercisable shall be subject to adjustment as provided herein. This Warrant is being issued in connection with the Subscription Agreement dated May 7th, 1998 (the "Agreement") and is subject to its terms and conditions.

1. Title of Warrant. Prior to the expiration hereof and subject to compliance with applicable laws, this Warrant and all rights hereunder are transferable, in whole or in part, at the office or agency of the Company by the holder hereof in person or by duly authorized attorney, upon surrender of this Warrant together with the Assignment Form annexed hereto properly endorsed.

2. Authorization of Shares. The Company covenants that all shares of Common Stock which may be issued upon the exercise of rights represented by this Warrant will, upon exercise of the rights represented by this Warrant and full payment of the Exercise Price, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

3. Exercise of Warrant. Except as provided in Section 11 herein, exercise of the purchase rights represented by this Warrant may be made pursuant to the Company's registration statement, referred to in the Registration Rights Agreement, declared effective by the Securities and Exchange Commission (the "Effective Date") as follows: (a) 8,400 shares commencing on the Effective Date;
(b) 4,200 shares commencing ninety (90) days after the Effective Date; (c)4,200 shares commencing one hundred and fifty (150) days after the Effective Date; and
(d) 4,200 shares commencing two hundred and ten (210) days after the Effective Date, and all shares as set out in (a), (b), (c) and, (d) ending before the close of business on the Termination Date, or such earlier date on which this Warrant may terminate as provided in this Warrant, by the surrender of this Warrant and the Notice of Exercise Form annexed hereto duly executed, at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered holder hereof at the address of such holder appearing on the books of the Company) and upon payment of the Exercise Price of the shares thereby purchased; whereupon the holder of this Warrant shall be entitled to receive a certificate for the number of shares of Common Stock so purchased. Certificates for shares purchased hereunder shall be delivered to the holder hereof within four (4) business days after the date on which this Warrant shall have been exercised as aforesaid, or be subject to the damages set forth in the Agreement. Payment of the Exercise Price may be by certified check or cashier's check or by wire transfer to an account designated by the Company in an amount equal to the Exercise Price multiplied by the number of Warrant Shares.

4. No Fractional Shares or Script. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. Fractional Shares shall be rounded down as provided for in Section 5(g) of the Certificate of Designation.

5. Charges, Taxes and Expenses. Issuance of certificates for shares of Common Stock upon the exercise of this Warrant shall be made without charge to the holder hereof for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the holder of this Warrant or in such name or names as may be directed by the holder of this Warrant; provided, however, that in the event certificates for shares of Common Stock are to be issued in a name other than the name of the holder of this Warrant, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the holder hereof, and provided further, that upon any transfer involved in the issuance or delivery of any certificates for shares of Common Stock, the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

6. Closing of Books. Unless otherwise required by law or the principal trading market for the Company's Common Stock, the Company will not close its shareholder books or records in any manner which prevents the timely exercise of this Warrant for a period of time in excess of five (5) trading days per year.

7. No Rights as Shareholder until Exercise. This Warrant does not entitle the holder hereof to any voting rights or other rights as a shareholder of the Company prior to the exercise thereof. Upon the surrender of this Warrant and the payment of the aggregate Exercise Price, the Warrant Shares so purchased shall be, and be deemed to be, issued to such holder as the record owner of such shares as of the close of business on the later of the date of such surrender or payment.

8. Assignment and Transfer of Warrant. This Warrant may be assigned by the surrender of this Warrant and the Assignment Form annexed hereto duly executed at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered holder hereof at the address of such holder appearing on the books of the Company); provided, however, that the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any expenses of transfer incidental thereto and that this Warrant may not be resold or otherwise transferred except (I) in a transaction registered under the Securities Act of 1933 (the "Securities Act"), or (ii) in a transaction pursuant to an exemption, if available, from such registration and whereby, if requested by the Company, an opinion of counsel reasonably satisfactory to counsel for the Company is obtained by the holder of this Warrant to the effect that the transaction is so exempt.

9. Loss, Theft, Destruction or Mutilation of Warrant. The Company represents and warrants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant certificate or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

10. Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday, Sunday or a legal holiday in the State of New York, then such action may be taken or such right may be exercised on the next succeeding day not a legal holiday.

11.      Effect of Certain Events.

(a) If at any time the Company proposes (i) to sell or otherwise convey all or substantially all of its assets or (ii) to effect a transaction (by merger or otherwise) in which more than 50% of the voting power of the Company is disposed of (collectively, a "Sale or Merger Transaction"), in which the consideration to be received by the Company or its shareholders consists solely of cash, then the Warrant shall terminate if the Warrant has not been exercised by the effective date of such Sale or Merger transaction, the Company shall give the holder of this Warrant thirty (30) days notice of such termination and of the proposed effective date of the Sale or Merger transaction.

(b) In case the Company shall at any time effect a Sale or Merger Transaction in which the consideration to be received by the Company or its shareholders consists in whole or in part of consideration other than cash, the holder of this Warrant shall have the right thereafter to purchase, by exercise of this Warrant and payment of the aggregate Exercise Price in effect immediately prior to such action, the kind and amount of shares and other securities and property which it would have owned or have been entitled to receive after the happening of such Sale or Merger transaction had this Warrant been exercised immediately prior thereto.


(c)      "Piggy-Back" Registration.

(i) The holder of this Warrant shall have the right to include all of the Warrant Shares (the "Registrable Securities") as part of any registration of securities filed by the Company (other than in connection with a transaction contemplated by Rule 145(a) promulgated under the Securities Act or pursuant to Forms S-4 or S-8) and must be notified in writing of such filing. The holder shall have five (5) business days to notify the Company in writing as to whether the Company is to include holder's Registrable Securities as part of the registration; provided, however, that if any registration pursuant to this Section shall be underwritten, in whole or in part, the Company may require that the Registrable Securities requested for inclusion pursuant to this Section be included in the underwriting on the same terms and conditions as the securities other-wise being sold through the underwriters. If in the good faith judgment of the underwriter of such offering only a limited number of Registrable Securities should be included in such offering, or no such shares should be included, the holder of such Registrable Securities, and any other selling stockholders, shall be reduced, such reduction to be applied by excluding (on a pro rata basis) Registrable Securities proposed to be sold by the holder of this Warrant and shares proposed to be sold by all other persons. Those Registrable Securities which are not included in an underwritten offering pursuant to the foregoing provisions of this Section (and all other Registrable Securities held by the selling stockholders) shall be withheld from the market by the Holders thereof for a period, not to exceed ninety (90) days, which the underwriter may reasonably determine-nine is necessary in order to effect such underwritten offering, and the Holder shall sign any agreement to this effect requested by such underwriter. Notwithstanding the foregoing provisions, the Company may withdraw any registration statement without incurring any liability to the holders of Registrable Securities.

(ii) The registration rights set forth in Section 11(c)(i) shall cease upon the earliest of (A) the effective registration under the Securities Act of all of the Registrable Securities and the disposal of such securities pursuant to such registration, (B) registration under the Securities Act is no longer required for the immediate public distribution of such security as a result of the provisions of Rule 144 promulgated under the Securities Act, or (C) such Registrable Securities cease to be outstanding.

12. Adjustments-of Exercise Price and Number of Warrant Shares. The number and kind of securities purchasable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time upon the happening of any of the following.

In case the Company shall (i) declare or pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock to holders of its outstanding Common Stock, (ii) subdivide its outstanding shares of Common Stock,
(iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock or (iv) issue any shares of its capital stock in a reclassification of the Common Stock, then the number of Warrant Shares purchasable upon exercise of this Warrant immediately prior thereto shall be adjusted so that the holder of this Warrant shall be entitled to receive the kind and number of Warrant Shares or other securities of the Company which he would have owned or have been entitled to receive had such Warrant been exercised in advance thereof Upon each such adjustment of the kind and number of Warrant Shares or other securities of the Company which are purchasable hereunder, the holder of this Warrant shall thereafter be entitled to purchase the number of Warrant Shares or other securities resulting from such adjustment at an Exercise Price per such Warrant Share or other security obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares purchasable pursuant hereto immediately prior to such adjustment and dividing by the number of Warrant Shares or other securities of the Company resulting from such adjustment. An adjustment made pursuant to this paragraph shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

13. Voluntary Adjustment by the Company. The Company may at any time during the term of this Warrant, reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the Board of Directors of the Company.

14. Notice of Adjustment. Whenever the number of Warrant Shares or number or kind of securities or other property purchasable upon the exercise of this Warrant or the Exercise Price is adjusted, as herein provided, the Company shall promptly mail by registered or certified mail, return receipt requested, to the holder of this Warrant notice of such adjustment or adjustments setting forth the number of Warrant Shares (and other securities or property) purchasable upon the exercise of this Warrant and the Exercise Price of such Warrant Shares (and other securities or property) after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made. Such notice, in absence of manifest error, shall be conclusive evidence of the correctness of such adjustment.

15. Authorized Shares. The Company covenants that during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as 'provided herein without violation of any applicable law or regulation, or of any requirements of prove the NASDAQ Stock Market or any domestic securities exchange upon which the Common Stock may be listed.

16.      Miscellaneous.

(a) Issue Date, Jurisdiction. The provisions of this Warrant shall be construed and shall be given effect in all respects as if it had been issued and delivered by the Company on the date hereof This Warrant shall be binding upon any successors or assigns of the Company. This Warrant shall constitute a contract under the laws of the State of Delaware, without regard to its conflict of law, principles or rules. This Agreement and any dispute, disagreement, or issue of construction or interpretation arising hereunder whether relating to its execution, its validity, the obligations provided herein or performance shall be governed or interpreted according to the internal laws of the State of Delaware without regard to choice of law considerations. The courts of the State of Delaware shall have exclusive jurisdiction over any cause or controversy arising under the terms of this Agreement or between the parties as the result of any act taken or failure to act not taken by either party pursuant to this Agreement.

(b) Restrictions. The holder hereof acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, will have restrictions upon resale imposed by state and federal securities laws.

(c) Modification and Waiver. This Warrant and any provisions hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

(d) Notices. Any notice, request or other document required or permitted to be given or delivered to the holders hereof by the Company shall be delivered or shall be sent by certified or registered mail, postage prepaid, to each such holder at its address as shown on the Books of the Company or to the Company at the address set forth in the Agreement.

(e) Capitalized Terms. All capitalized terms not otherwise defined herein shall have the meaning assigned to them in the Agreement.

(d) Entire Agreement. This Warrant, together with all documents referenced herein, embody the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings relating to the subject matter hereof. No statement, representation, warranty, covenant or agreement of any kind not expressly set forth in this Agreement shall affect, or be used to interpret, change or restrict, the express terms and provisions of this Agreement.



IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized.


Dated: May 7th, 1998

                                    TOP SOURCE TECHNOLOGIES, INC.





                        By: _____________________________________________

8

                                    EXHIBIT C

THIS WARRANT AND THE SECURITIES TO BE ISSUED UPON ITS EXERCISE HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION (THE "COMMISSION") OR THE SECURITIES COMMISSION OF ANY STATE PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER REGULATION D PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). THIS WARRANT MAY NOT BE EXERCISED BY OR ON BEHALF OF ANY U.S. PERSON, UNLESS REGISTERED UNDER THE 1933 ACT, OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE. THIS WARRANT SHALL NOT CONSTITUTE AN OFFER TO SELL NOR A SOLICITATION OF AN OFFER TO BUY THE WARRANT IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION WOULD BE UNLAWFUL.

THIS WARRANT AND THE SECURITIES TO BE ISSUED UPON ITS EXERCISE MAY NOT BE SOLD, PLEDGED, TRANSFERRED OR ASSIGNED BY OR TO ANY U.S. PERSON EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT AND UNDER APPLICABLE STATE SECURITIES LAWS, OR IN A TRANSACTION WHICH IS EXEMPT FROM REGISTRATION UNDER THE PROVISIONS OF THE 1933 ACT AND UNDER PROVISIONS OF APPLICABLE STATE SECURITIES LAWS; AND IN THE CASE OF AN EXEMPTION, ONLY IF THE COMPANY HAS RECEIVED AN OPINION FROM COUNSEL THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION OF THE SECURITIES.


                             STOCK PURCHASE WARRANT

                                     No. 5

                  TO PURCHASE 21,000 SHARES OF COMMON STOCK OF


                          TOP SOURCE TECHNOLOGIES, INC.


THIS CERTIFIES that, for value received, San Rafael Consulting Group, located at, 130 Trellis Drive, San Rafael, California, 94903, U.S.A., (the "Investor"), is entitled, upon the terms and subject to the conditions hereinafter set forth, at any time on or after May 7, 1998 and on or prior to May 7, 2001 (the "Termination Date") but not thereafter, to subscribe for and purchase from TOP SOURCE TECHNOLOGIES, INC., a corporation incorporated in the State of Delaware (the "Company"), twenty one thousand (21,000) shares (the "Warrant Shares") of Common Stock, $.001 value per share of the Company (the "Common Stock"). The purchase price of one share of Common Stock (the "Exercise Price") under this Warrant shall be equal to $1.10. The Exercise Price and the number of shares for which the Warrant is exercisable shall be subject to adjustment as provided herein. This Warrant is being issued in connection with the Subscription Agreement dated May 7th, 1998 (the "Agreement") and is subject to its terms and conditions.

1. Title of Warrant. Prior to the expiration hereof and subject to compliance with applicable laws, this Warrant and all rights hereunder are transferable, in whole or in part, at the office or agency of the Company by the holder hereof in person or by duly authorized attorney, upon surrender of this Warrant together with the Assignment Form annexed hereto properly endorsed.

2. Authorization of Shares. The Company covenants that all shares of Common Stock which may be issued upon the exercise of rights represented by this Warrant will, upon exercise of the rights represented by this Warrant and full payment of the Exercise Price, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

3. Exercise of Warrant. Except as provided in Section 11 herein, exercise of the purchase rights represented by this Warrant may be made pursuant to the Company's registration statement, referred to in the Registration Rights Agreement, declared effective by the Securities and Exchange Commission (the
"Effective Date") as follows: (a) 21,000 shares commencing on the Effective Date; (b) 4,200 shares commencing ninety (90) days after the Effective Date; (c) 4,200 shares commencing one hundred and fifty (150) days after the Effective Date; and (d) 4,200 shares commencing two hundred and ten (210) days after the Effective Date, and all shares as set out in (a), (b), (c) and, (d) ending before the close of business on the Termination Date, or such earlier date on which this Warrant may terminate as provided in this Warrant, by the surrender of this Warrant and the Notice of Exercise Form annexed hereto duly executed, at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered holder hereof at the address of such holder appearing on the books of the Company) and upon payment of the Exercise Price of the shares thereby purchased; whereupon the holder of this Warrant shall be entitled to receive a certificate for the number of shares of Common Stock so purchased. Certificates for shares purchased hereunder shall be delivered to the holder hereof within four (4) business days after the date on which this Warrant shall have been exercised as aforesaid, or be subject to the damages set forth in the Agreement. Payment of the Exercise Price may be by certified check or cashier's check or by wire transfer to an account designated by the Company in an amount equal to the Exercise Price multiplied by the number of Warrant Shares.

4. No Fractional Shares or Script. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. Fractional Shares shall be rounded down as provided for in Section 5(g) of the Certificate of Designation.

5. Charges, Taxes and Expenses. Issuance of certificates for shares of Common Stock upon the exercise of this Warrant shall be made without charge to the holder hereof for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the holder of this Warrant or in such name or names as may be directed by the holder of this Warrant; provided, however, that in the event certificates for shares of Common Stock are to be issued in a name other than the name of the holder of this Warrant, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the holder hereof, and provided further, that upon any transfer involved in the issuance or delivery of any certificates for shares of Common Stock, the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

6. Closing of Books. Unless otherwise required by law or the principal trading market for the Company's Common Stock, the Company will not close its shareholder books or records in any manner which prevents the timely exercise of this Warrant for a period of time in excess of five (5) trading days per year.

7. No Rights as Shareholder until Exercise. This Warrant does not entitle the holder hereof to any voting rights or other rights as a shareholder of the Company prior to the exercise thereof. Upon the surrender of this Warrant and the payment of the aggregate Exercise Price, the Warrant Shares so purchased shall be, and be deemed to be, issued to such holder as the record owner of such shares as of the close of business on the later of the date of such surrender or payment.

8. Assignment and Transfer of Warrant. This Warrant may be assigned by the surrender of this Warrant and the Assignment Form annexed hereto duly executed at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered holder hereof at the address of such holder appearing on the books of the Company); provided, however, that the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any expenses of transfer incidental thereto and that this Warrant may not be resold or otherwise transferred except (I) in a transaction registered under the Securities Act of 1933 (the "Securities Act"), or (ii) in a transaction pursuant to an exemption, if available, from such registration and whereby, if requested by the Company, an opinion of counsel reasonably satisfactory to counsel for the Company is obtained by the holder of this Warrant to the effect that the transaction is so exempt.

9. Loss, Theft, Destruction or Mutilation of Warrant. The Company represents and warrants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant certificate or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

10. Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday, Sunday or a legal holiday in the State of New York, then such action may be taken or such right may be exercised on the next succeeding day not a legal holiday.

11.      Effect of Certain Events.

(a) If at any time the Company proposes (i) to sell or otherwise convey all or substantially all of its assets or (ii) to effect a transaction (by merger or otherwise) in which more than 50% of the voting power of the Company is disposed of (collectively, a "Sale or Merger Transaction"), in which the consideration to be received by the Company or its shareholders consists solely of cash, then the Warrant shall terminate if the Warrant has not been exercised by the effective date of such Sale or Merger transaction, the Company shall give the holder of this Warrant thirty (30) days notice of such termination and of the proposed effective date of the Sale or Merger transaction.

(b) In case the Company shall at any time effect a Sale or Merger Transaction in which the consideration to be received by the Company or its shareholders consists in whole or in part of consideration other than cash, the holder of this Warrant shall have the right thereafter to purchase, by exercise of this Warrant and payment of the aggregate Exercise Price in effect immediately prior to such action, the kind and amount of shares and other securities and property which it would have owned or have been entitled to receive after the happening of such Sale or Merger transaction had this Warrant been exercised immediately prior thereto.


(c)      "Piggy-Back" Registration.

(i) The holder of this Warrant shall have the right to include all of the Warrant Shares (the "Registrable Securities") as part of any registration of securities filed by the Company (other than in connection with a transaction contemplated by Rule 145(a) promulgated under the Securities Act or pursuant to Forms S-4 or S-8) and must be notified in writing of such filing. The holder shall have five (5) business days to notify the Company in writing as to whether the Company is to include holder's Registrable Securities as part of the registration; provided, however, that if any registration pursuant to this Section shall be underwritten, in whole or in part, the Company may require that the Registrable Securities requested for inclusion pursuant to this Section be included in the underwriting on the same terms and conditions as the securities other-wise being sold through the underwriters. If in the good faith judgment of the underwriter of such offering only a limited number of Registrable Securities should be included in such offering, or no such shares should be included, the holder of such Registrable Securities, and any other selling stockholders, shall be reduced, such reduction to be applied by excluding (on a pro rata basis) Registrable Securities proposed to be sold by the holder of this Warrant and shares proposed to be sold by all other persons. Those Registrable Securities which are not included in an underwritten offering pursuant to the foregoing provisions of this Section (and all other Registrable Securities held by the selling stockholders) shall be withheld from the market by the Holders thereof for a period, not to exceed ninety (90) days, which the underwriter may reasonably determine-nine is necessary in order to effect such underwritten offering, and the Holder shall sign any agreement to this effect requested by such underwriter. Notwithstanding the foregoing provisions, the Company may withdraw any registration statement without incurring any liability to the holders of Registrable Securities.

(ii) The registration rights set forth in Section 11(c)(i) shall cease upon the earliest of (A) the effective registration under the Securities Act of all of the Registrable Securities and the disposal of such securities pursuant to such registration, (B) registration under the Securities Act is no longer required for the immediate public distribution of such security as a result of the provisions of Rule 144 promulgated under the Securities Act, or (C) such Registrable Securities cease to be outstanding.

12. Adjustments-of Exercise Price and Number of Warrant Shares. The number and kind of securities purchasable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time upon the happening of any of the following.

In case the Company shall (i) declare or pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock to holders of its outstanding Common Stock, (ii) subdivide its outstanding shares of Common Stock,
(iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock or (iv) issue any shares of its capital stock in a reclassification of the Common Stock, then the number of Warrant Shares purchasable upon exercise of this Warrant immediately prior thereto shall be adjusted so that the holder of this Warrant shall be entitled to receive the kind and number of Warrant Shares or other securities of the Company which he would have owned or have been entitled to receive had such Warrant been exercised in advance thereof Upon each such adjustment of the kind and number of Warrant Shares or other securities of the Company which are purchasable hereunder, the holder of this Warrant shall thereafter be entitled to purchase the number of Warrant Shares or other securities resulting from such adjustment at an Exercise Price per such Warrant Share or other security obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares purchasable pursuant hereto immediately prior to such adjustment and dividing by the number of Warrant Shares or other securities of the Company resulting from such adjustment. An adjustment made pursuant to this paragraph shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

13. Voluntary Adjustment by the Company. The Company may at any time during the term of this Warrant, reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the Board of Directors of the Company.

14. Notice of Adjustment. Whenever the number of Warrant Shares or number or kind of securities or other property purchasable upon the exercise of this Warrant or the Exercise Price is adjusted, as herein provided, the Company shall promptly mail by registered or certified mail, return receipt requested, to the holder of this Warrant notice of such adjustment or adjustments setting forth the number of Warrant Shares (and other securities or property) purchasable upon the exercise of this Warrant and the Exercise Price of such Warrant Shares (and other securities or property) after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made. Such notice, in absence of manifest error, shall be conclusive evidence of the correctness of such adjustment.

15. Authorized Shares. The Company covenants that during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as 'provided herein without violation of any applicable law or regulation, or of any requirements of prove the NASDAQ Stock Market or any domestic securities exchange upon which the Common Stock may be listed.

16.      Miscellaneous.

(a) Issue Date, Jurisdiction. The provisions of this Warrant shall be construed and shall be given effect in all respects as if it had been issued and delivered by the Company on the date hereof This Warrant shall be binding upon any successors or assigns of the Company. This Warrant shall constitute a contract under the laws of the State of Delaware, without regard to its conflict of law, principles or rules. This Agreement and any dispute, disagreement, or issue of construction or interpretation arising hereunder whether relating to its execution, its validity, the obligations provided herein or performance shall be governed or interpreted according to the internal laws of the State of Delaware without regard to choice of law considerations. The courts of the State of Delaware shall have exclusive jurisdiction over any cause or controversy arising under the terms of this Agreement or between the parties as the result of any act taken or failure to act not taken by either party pursuant to this Agreement.

(b) Restrictions. The holder hereof acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, will have restrictions upon resale imposed by state and federal securities laws.

(c) Modification and Waiver. This Warrant and any provisions hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

(d) Notices. Any notice, request or other document required or permitted to be given or delivered to the holders hereof by the Company shall be delivered or shall be sent by certified or registered mail, postage prepaid, to each such holder at its address as shown on the Books of the Company or to the Company at the address set forth in the Agreement.

(e) Capitalized Terms. All capitalized terms not otherwise defined herein shall have the meaning assigned to them in the Agreement.

(d) Entire Agreement. This Warrant, together with all documents referenced herein, embody the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings relating to the subject matter hereof. No statement, representation, warranty, covenant or agreement of any kind not expressly set forth in this Agreement shall affect, or be used to interpret, change or restrict, the express terms and provisions of this Agreement.



IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized.


Dated: May 7th, 1998

                                    TOP SOURCE TECHNOLOGIES, INC.





                     By: _____________________________________________